UNITED STATES

SECURITIES AND EXCHANGE COMMISSIONPRIVATE

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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QNB Corp.

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Proxy Statement April 8, 2025

P.O. Box 9005 Quakertown, PA 18951-9005 TEL (215)538-5600 FAX (215)538-5765

April 8, 2025

Dear Fellow Shareholder:

You are invited to attend QNB Corp.’s 2025 Annual Meeting of Shareholders on Tuesday, May 20, 2025. The meeting will be held at The Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania, 18969, at 11:00 a.m., Eastern time. Enclosed are the notice of the annual meeting, proxy statement, proxy card, and shareholder luncheon invitation for the annual meeting. Our 2024 Annual Report on Form 10-K accompanies these enclosures.

At this year’s annual meeting, you are being asked to elect the three Class I director nominees of the Board of Directors, to ratify the Audit Committee’s appointment of Baker Tilly US, LLP as QNB Corp.’s independent registered public accounting firm for 2025, and to approve the QNB Corp. 2025 Equity Incentive Plan. At the meeting, we will also consider an advisory vote to approve the compensation of our named executive officers and an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. These proposals are fully described in the accompanying proxy statement, which you are urged to read carefully.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY ENDORSED THE NOMINEES FOR ELECTION. WE RECOMMEND THAT YOU VOTE “FOR” ALL THREE NOMINEES, “FOR” THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION, TO HOLD FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY THREE YEARS, “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025, AND "FOR" THE APPROVAL OF THE QNB CORP. 2025 EQUITY INCENTIVE PLAN.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating and returning your proxy card in the enclosed envelope or by voting on-line per instructions on your proxy card.

If you have any questions regarding the annual meeting, please contact Suzanne Weisberg at (215) 538-5600, extension 5677.

Thank you for your cooperation and continuing support.

Sincerely,

David W. Freeman

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

QNB CORP.

TO BE HELD ON MAY 20, 2025

TO OUR SHAREHOLDERS:

The 2025 Annual Meeting of the Shareholders of QNB Corp. will be held at The Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania, 18969, beginning at 11:00 a.m., Eastern time, for the purpose of considering and acting upon the following matters:

(1)
election of the three Class I director nominees of the Board of Directors;
(2)
an advisory vote to approve the compensation of our named executive officers;
(3)
an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;
(4)
ratification of the appointment of Baker Tilly US, LLP as QNB’s independent registered public accounting firm for 2025;
(5)
approval of the QNB Corp. 2025 Equity Incentive Plan; and
(6)
such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors fixed the close of business on March 18, 2025 as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting, either in person or by proxy.

All shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, you are requested to complete, date and sign the proxy card, and return it promptly in the enclosed envelope provided or vote online. At any time prior to the proxy being voted, it is revocable by written notice to QNB Corp. in accordance with the instructions set forth in the enclosed proxy statement, including by voting at the meeting in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2025: Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2025 Annual Meeting of Shareholders are available on the Internet. The proxy statement, the proxy card and the 2024 Annual Report to Shareholders on Form 10-K can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/.

If you plan to attend the annual meeting, please bring photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from the broker or nominee confirming your ownership as of the record date.

By Order of the Board of Directors,

Suzanne B. Weisberg

Secretary

Quakertown, Pennsylvania

April 8, 2025

QNB Corp.

15 North Third Street

P.O. Box 9005

Quakertown, Pennsylvania 18951

(215) 538-5600

PROXY STATEMENT

2025 Annual Meeting of Shareholders – MAY 20, 2025

This proxy statement is being furnished to holders of the common stock, par value $0.625 per share, of QNB Corp. (herein referred to as QNB) in connection with the solicitation of proxies by the Board of Directors for use at the 2025 Annual Meeting of Shareholders.

As of the date of this proxy statement, the Board of Directors knows of no business that will be presented for consideration at the annual meeting other than that referred to in the accompanying Notice of Annual Meeting and described in this proxy statement. As to other business, if any, properly presented at the annual meeting, executed proxies will be voted in accordance with the judgment of the person or persons voting the proxy upon the recommendation of the Board of Directors.

The cost of solicitation of proxies will be paid by QNB. QNB will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of QNB’s common stock. In addition to solicitations by mail, directors, officers, and employees of QNB and QNB Bank (herein referred to as the Bank) may solicit proxies personally, by telephone or other electronic means without additional compensation.

These proxy materials are first being mailed to shareholders on or about April 8, 2025.

Date, Time and Place of Meeting

QNB’s Annual Meeting of Shareholders will be held on Tuesday, May 20, 2025, beginning at 11:00 a.m., Eastern time. The meeting will be held at The Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania, 18969.

Outstanding Securities; Quorum; Voting Rights; and Record Date

The close of business on March 18, 2025 was fixed as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the meeting. As of the close of business on the record date, QNB had 3,702,294 shares of common stock issued and outstanding.

Shareholders are entitled to one vote for each share of common stock held of record on the record date with respect to each matter to be voted on at the annual meeting. Shareholders do not have cumulative voting rights in elections of directors.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock on the record date is necessary to constitute a quorum at the annual meeting. We intend to count as present: (i) shares present in person but not voting; (ii) shares for which we have received proxies but for which the holders of such shares have withheld votes or abstained; and (iii) shares represented by proxies returned by a broker holding shares for a beneficial owner in nominee or "street" name even if the shares are not entitled to be voted on a particular proposal because the nominee does not have discretionary voting authority with respect to that proposal and has not received instructions from the beneficial owner (commonly referred to as “broker non-votes”).

QNB’s Bylaws and Pennsylvania law govern the vote needed to elect directors and approve the other matters to be considered at the annual meeting. In the case of the election of the Class I directors, assuming the presence of a quorum, the three candidates receiving the highest number of votes will be elected to the Board of Directors. Assuming the presence of a quorum, a majority of the votes cast at the meeting is required to approve the advisory vote on compensation of QNB's named executive officers, to ratify the appointment of Baker Tilly US, LLP as QNB’s independent registered public accounting firm for 2025, and to approve the QNB Corp. 2025 Equity Incentive Plan. Shareholders may vote their shares on the advisory vote relating to the frequency of future advisory votes on the compensation of QNB’s named executive officers by selecting from among four choices (every one, two or three years, or abstain); the frequency choice that receives the greatest number of votes will be viewed as the advisory vote on this matter. Because they are not considered votes cast, abstentions and broker non-votes have no effect on the matters to be considered at the annual meeting.

You may not vote your shares held by a broker in nominee or “street” name at the annual meeting unless you obtain a legal proxy from your broker or holder of record.

Solicitation of Proxies

The Board of Directors is soliciting proxies for use at QNB’s 2025 Annual Meeting of Shareholders.

Voting and Revocability of Proxies

Shares of common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on the proxies, the shares will be voted FOR the election of QNB’s nominees to the Board of Directors, FOR the advisory vote to approve the compensation of QNB’s named executive officers, an advisory vote every 3 YEARS on named executive compensation, FOR ratification of the appointment of Baker Tilly US, LLP as QNB’s independent registered public accounting firm for 2025, and FOR approval of the QNB Corp. 2025 Equity Incentive Plan. The Board of Directors does not anticipate that any matters will be presented at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting. In the event that any other matters are properly presented at the annual meeting, proxies will be voted at the discretion of the proxy holders as to such matters upon the recommendation of the Board of Directors.

A shareholder of record who executes and returns a proxy has the power to revoke it at any time before it is voted by delivering to Suzanne B. Weisberg, Secretary of QNB, at the offices of QNB, at 320 West Broad Street, P.O. Box 9005 Quakertown, Pennsylvania 18951, either a written notice of the revocation or a duly executed later-dated proxy, or by attending the annual meeting and voting after giving notice to the Secretary in writing or by electronic transmission.

PROPOSAL 1

ELECTION OF THE THREE CLASS I DIRECTOR NOMINEES

The Board of Directors

QNB’s Articles of Incorporation and Bylaws provide that the Board of Directors consists of no less than seven or no more than fifteen members divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible. The directors constituting Class I have been nominated for re-election at the annual meeting. The Directors in Class II will hold office until the 2026 annual meeting and the Directors in Class III will hold office until the 2027 annual meeting.

The Class I Director Nominees of the Board of Directors

At the annual meeting, three Class I directors will be elected. Each director so elected will hold office until the 2028 Annual Meeting of Shareholders and until his or her successor in office is duly qualified and elected.

To the extent given discretion, the persons named in the accompanying proxy intend to vote FOR each of the nominees listed below. Each nominee has consented to being nominated as a director and, as far as the Board of Directors and management of QNB are aware, will serve as a director if elected. In the event that any nominee should decline to serve or be unable to serve, the persons named in the accompanying proxy may vote for the election of such person or persons as the Board of Directors recommends.

Set forth on the following pages, we include the following information with respect to each director and director nominee:

•
their names and ages;
•
the years they first became directors of QNB and the Bank;
•
their principal occupations and other directorships over the past five years; and
•
a brief discussion of the specific experience, qualifications, attributes or skills that led to our Board’s conclusion that the person should serve as a director.

Voting Requirements

The three director candidates are required to be elected by a plurality of the total votes cast. Thus, the three persons receiving the highest number of votes will be elected. Votes may be cast in favor or withheld for any or all of the nominees.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT EACH OF THESE NOMINEES BE ELECTED AS A CLASS I DIRECTOR.

Current Class I Directors and Nominees for Three Year Term Expiring in 2028 (Class I Directors)

Autumn R. Bayles

Director of QNB and the Bank since December 2012

Age 54

Ms. Bayles is Senior Vice President of Global Supply Chain and GPO’s for Aramark Corp., a global food and facilities company (September 2023-present). Prior to that, Ms. Bayles served as Senior Vice President of Global Supply Chain (August 2018 to September 2023). Ms. Bayles served as Aramark Corp’s Vice President of Global Operational Excellence (March 2013 to August 2018) and Vice President of Strategic Development (October 2011 to March 2013). Before joining Aramark Corp., Ms. Bayles was Senior Vice President of Strategic Operations from 2006 to 2011, and Chief Information Officer from 2003 to 2006 for Tasty Baking Company, a consumer-packaged goods company. Ms. Bayles’ educational background includes a Bachelor of Science degree in industrial engineering from Lehigh University and a Master of Business Administration from University of Pennsylvania’s Wharton School. Ms. Bayles’ career has focused on operational improvements and innovative growth opportunities leveraging technology and process changes. The Board believes that Ms. Bayles’ expertise in the areas of business strategy, operations and technology and her experience with a public company give her the qualifications and skills to serve as a QNB director.

David W. Freeman

Director of QNB since December 2012

Director of the Bank since 2010

Age 68

Mr. Freeman has been the Chief Executive Officer of QNB and the Bank from January 2013 to present. Mr. Freeman served as the President of QNB and the Bank from September 2010 to present. Mr. Freeman also served as Chief Operating Officer of QNB and the Bank from September 2010 to December 2012. Prior to joining QNB, Mr. Freeman was the Division President of the Drovers Bank Division of Fulton Bank from March 2002 to March 2010. Mr. Freeman serves on several local boards, including Habitat for Humanity of Bucks County, Union Cemetery, Boy Scouts Minsi Trails, Bucks County Opportunity Council, and The Chamber of Commerce for Greater Montgomery County. Past volunteer board appointments include United Way of Bucks County, St. Luke’s Upper Bucks, Upper Bucks YMCA, and Bucks County Symphony. Mr. Freeman’s educational background includes a Bachelor of Science degree in business management from Franklin University, a Master of Business Administration from The Ohio State University and he is a graduate of ABA Stonier Graduate School of Banking. The Board believes Mr. Freeman’s career in banking, including his position as President and Chief Executive Officer of QNB and the Bank, gives him the qualifications and skills to serve as a QNB director.

Ranajoy Ray-Chaudhuri

Director of QNB and the Bank since 2022

Age 49

Dr. Ray-Chaudhuri is Associate Professor of Economics and Finance at Muhlenberg College from August 2021 to present. Dr. Ray-Chaudhuri served as Assistant Professor of Economics and Finance at Muhlenberg College from August 2015 to July 2021. His educational background includes a masters and a doctorate in Economics from The Ohio State University. His teaching interests include Money and Banking, Macroeconomics and Development Economics, and his research focuses on the history of financial regulations, regulatory changes in the financial sector, central bank anatomy and the conduct of monetary policy, and the impact of financial development on economic growth. The Board believes that Dr. Ray-Chaudhuri’s knowledge and perspective of financial regulations, central banking and economic development give him the qualifications and skills to serve as a QNB director.

Continuing Directors Serving Until 2026 (Class II Directors)

Laurie A. Bergman

Director of QNB and the Bank since 2020

Age 47

Ms. Bergman is Chief Financial Officer of Legacy Food Group (July 1, 2024, to present) and serves as a Director and Audit Committee chair for Advanced Emissions Solutions, Inc. (June 2023 to present). She previously served as Chief Financial Officer at Liquid Environmental Solutions (June 2021 to June 2024). Prior to these roles, she served as Vice President, Chief Accounting Officer, and Corporate Controller of UGI Corporation (February 2019 to May 2021) and served in various roles at AmeriGas Propane, Inc., including Chief Accounting Officer and Corporate Controller (2016 to 2019), Group Director – Financial Planning and Operations (2014 to 2016), Group Director of Financial Planning and Revenue Management (2013 to 2014), Director of Financial Analysis and Planning (2012 to 2013), Assistant Controller (2011 to 2012), and Manager – Disbursements (2006 – 2011), and as a Financial Analysis Specialist and a Disbursement Operations Manager at CIGNA Corporation (2001 to 2005). Ms. Bergman’s educational background includes a Bachelor of Business Administration degree in Finance and a Master of Business Administration from Temple University. Ms. Bergman’s leadership of corporate accounting functions in large publicly traded organizations gives her the qualifications and skills to serve as a director of QNB.

Randy S. Bimes

Chairman of the Board since 2024

Director of QNB and the Bank since 2020

Age 63

Dr. Bimes is Managing Partner of Quakertown Veterinary Clinic – (August 1996 to present). He co-founded MAVANA, a national aggregation of veterinary practices, and served as Vice President of Operations from 2017-2020. Dr. Bimes serves on the Terravet REIT board (since 2022) and is Chair of the Community Veterinary Partners Medical Advisory Board (2016-present). Dr. Bimes’ educational background includes Bachelor of Science and Doctorate degrees from University of Illinois College of Veterinary Medicine. His experience in business development, mergers and acquisitions, strategic planning, and his role in the community give Dr. Bimes the qualifications and skills to serve as Chairman of the QNB Board of Directors.

Kenneth F. Brown, Jr.

Director of QNB and the Bank since 1993

Age 69

Mr. Brown is the President of McAdoo & Allen, Inc., a manufacturer of pigment dispersions and high-performance coatings (September 1989 to present). Mr. Brown also serves or has served as a Director and Trustee for various local nonprofit organizations including the Upper Bucks YMCA and St. Luke’s Quakertown Hospital. The Board believes that Mr. Brown’s success in building and managing McAdoo and Allen, Inc. along with his prominent role in the community and years of service as a director of QNB give Mr. Brown the qualifications and skills to serve as a director of QNB.

W. Randall Stauffer

Director of QNB and the Bank since 2014

Age 70

Mr. Stauffer retired from Stauffer Glove and Safety as of December 31, 2021. Mr. Stauffer was Chairman/Chief Operating Officer of Stauffer Glove & Safety (July 2017 to December 2021), a national distributor of gloves and safety equipment. He has been employed at Stauffer Manufacturing since 1976, holding various positions and is part of the fourth generation in the family business. He served as President of Stauffer Manufacturing from January 2005 to June 2017. Mr. Stauffer is the managing member of Stauffer Realty Trust, LLC (March 2005 to present), a commercial real estate partnership. Mr. Stauffer’s educational background includes a Bachelor of Science degree in Business Administration from Elizabethtown College. The Board believes that Mr. Stauffer’s business experience and long-term involvement with many non-profit organizations in the Upper Perkiomen Valley give him the qualifications to serve as a director of QNB.

Continuing Directors Serving Until 2027 (Class III Directors)

Gerald E. Gorski

Director of QNB and the Bank since January 1, 2024

Age 64

Mr. Gorski is President of Gorski Engineering, Inc. (November 2003 to present). Mr. Gorski attended Clarkson University where he earned his Bachelor of Science degree in Civil and Environmental Engineering. He is a Professional Engineer involved in land development and building design and serves Pennsylvania and New Jersey. Mr. Gorski serves as Chairman of Montgomery County Development Corporation (2020 to present) and as Vice Chairman for Montgomery County Foundation (2017-present). The Board believes that Mr. Gorski’s commercial engineering knowledge including extensive experience in QNB's market area provide the qualifications and skills for him to serve as a QNB director.

Jennifer L. Mann

Director of QNB and the Bank since 2015

Age 55

Ms. Mann is the founder and President of JL Mann Consulting, LLC, a firm that provides customized business solutions to a wide array of companies. Elected to serve Allentown, Ms. Mann was a state representative from 1998 to 2012. As a member of the National Democratic Leadership Council (DLC) Leadership Team, Ms. Mann served as chairwoman of the DLC’s State Legislative Advisory Board. Prior to serving in the House, Ms. Mann launched and managed a successful wireless telecommunications business in Allentown. Ms. Mann also serves on several community and nonprofit boards, including the Lehigh Valley Community Foundation board and the Board of Governors of the Greater Lehigh Valley Chamber of Commerce. Ms. Mann earned degrees in government and economics from Lehigh University. The Board believes that Ms. Mann’s business experience, combined with her legislative background and her legislative focus on business-friendly economic policies, give her a unique understanding of the challenges and opportunities associated with entrepreneurship and business leadership, provide the qualifications and skills to serve as a QNB director.

Scott R. Stevenson

Director of QNB and the Bank since 2015

Age 64

Mr. Stevenson was appointed President/CEO of Phoebe Ministries in June 2008 and also served as the organization’s Chief Financial Officer, from 2006 to 2017. In addition, he serves as President of the organization’s Reciprocal Risk Retention Group. Prior to his appointment with Phoebe Ministries, Mr. Stevenson was the Chief Financial Officer of Graduate Hospital, Philadelphia, Pennsylvania, and prior to that served as Vice President of Financial Operations for Diakon Lutheran Social Ministries. He holds a Bachelor’s Degree in Accounting and a Master of Business Administration in Healthcare Systems Management. Mr. Stevenson serves or served on several boards including: CHHSM (Council for Health and Human Service Ministries), Highmark Blue Shield Regional Advisory Board, QNB Regional Advisory Board, New Life Bible Fellowship Elder Board, and Leading Age PA as Board Trustee. The Board believes that Mr. Stevenson’s extensive senior managerial experience including his financial accounting background and experience provide the qualifications and skills for him to serve as a QNB director.

EXECUTIVE OFFICERS OF QNB AND/OR THE BANK

The following list sets forth the names of the executive officers of QNB, and other significant employees of the Bank, their respective ages, positions held, recent business experience with QNB and the Bank, and the period they have served in their respective capacities.

David W. Freeman

Age 68; Chief Executive Officer of QNB and the Bank from January 2013 to present; President of QNB and the Bank from September 2010 to present; Chief Operating Officer of QNB and the Bank from September 2010 to December 2012; Division President of the Drovers Bank Division of Fulton Bank from March 2002 to March 2010.

Christopher T. Cattie

Age 52; Executive Vice President and Chief Operating Officer of the Bank since January 2025 to present. Executive Vice President, Chief Operations and Technology Officer of the Bank from February 2016 to December 2024; Group Vice President of Information Technology for Bryn Mawr Trust Company from January 2015 to February 2016; Senior Vice President, Information Technology Director for Continental Bank, Plymouth Meeting, PA from March 2005 to December 2014.

Courtney L. Covelens

Age 43; Executive Vice President, Chief Retail Officer and Chief Business Banking Officer of the Bank since January 1, 2023; Senior Vice President, Commercial Lending Officer of the Bank, from June 2014 to December 2022; from November 2000 to January 2014, held multiple branch positions advancing to Vice President/Branch Manager.

Jeffrey Lehocky

Age 58; Executive Vice President and Chief Financial Officer of QNB Corp since November 1, 2022; Managing Director, Head of Business and Risk Management Global Transaction Bank for Mitsubishi UFJ Finance Group, New York from February 2020 to September 2021; Managing Director, Head of Operations, Corporate and Investment Bank for Deutsche Bank, New York and London, from November 1994 to December 2019.

Christina S. McDonald

Age 59; Executive Vice President, Chief Marketing Officer and Chief Retail Lending Officer of the Bank since January 1, 2023; Senior Vice President, Chief Marketing Officer of the Bank from January 2022 to December 2022; Senior Vice President and Director of Marketing at Bryn Mawr Bank Corp from January 2017 to January 2022; Director of Retail Banking at Bryn Mawr Trust from 2015 to 2016; Contractor working on the Bryn Mawr Trust/Continental Bank merger 2014 to 2015; and the Executive Vice President/Chief Retail Banking Officer at Tomkins VIST Bank (formerly Leesport and Madison Bank) from 2002 to 2014.

Scott G. Orzehoski

Age 59; Executive Vice President, Chief Lending Officer of the Bank from July 2011 to present; Senior Vice President, Chief Lending Officer of the Bank from February 2008 to June 2011; Senior Vice President, Commercial Lending Officer of the Bank from January 2002 to July 2011; Vice President, Commercial Lending Officer of the Bank from August 1997 to December 2001; Assistant Vice President, Commercial Lending Officer of the Bank from February 1996 to July 1997.

BENEFICIAL OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth, as of March 18, 2025, the number of shares of common stock, par value $0.625 per share, beneficially owned by each current director and nominee for director, by each executive officer, and by all directors, nominees and executive officers of QNB and the Bank, as a group. Unless otherwise indicated, shares are held individually and not pledged as security. The address for each person is 320 West Broad Street, P.O. Box 9005, Quakertown, Pennsylvania 18951.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)
Autumn R. Bayles	2,337		*
Laurie Bergman	1,414		*
Randy S. Bimes	247,734	(3)	6.66%
Kenneth F. Brown, Jr.	150,714	(4)	4.05%
Christopher T. Cattie	8,614	(5)	*
Courtney L. Covelens	5,459	(6)	*
David W. Freeman	31,107	(7)	*
Gerald E. Gorski	287		*
Jeffrey Lehocky	4,918	(8)	*
Jennifer L. Mann	8,754		*
Christina S. McDonald	1,102	(9)	*
Scott G. Orzehoski	21,042	(10)	*
Ranajoy Ray-Chaudhuri	1,414		*
W. Randall Stauffer	54,298	(11)	1.46%
Scott R. Stevenson	1,700		*
Current Directors, Nominees & Executive Officers as a Group (15 persons)	540,894	(12)	14.54%
* Less than 1.00%

(1) The securities “beneficially owned” by an individual are determined in accordance with the definitions of “beneficial ownership” set forth in the rules of the SEC and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities as to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 18, 2025. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Numbers are rounded to the nearest one-hundredth percent.

(3) Includes 224,447 shares owned jointly by Dr. Bimes with his wife.

(4) Includes 148,336 shares owned jointly by Mr. Brown with his wife.

(5) Includes 5,375 options.

(6) Includes 2,750 options.

(7) Includes 3,375 options.

(8) Includes 920 options.

(9) Includes 1,000 options.

(10) Includes 5,375 options.

(11) Includes 30,582 shares owned by Mr. Stauffer’s wife.

(12) The percentage ownership calculation is based upon an aggregate of 3,702,294 shares outstanding and the 18,795 options in the aggregate which are exercisable within 60 days of the record date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

The following table sets forth the names of each person who, directly or indirectly, are known to QNB’s management to be the beneficial owners of at least 5% of QNB's outstanding common stock as of March 18, 2025.

Name and Address of Beneficial Owner	Number of Shares Owned (1)	Percentage of Class (2)
Mark T, Lynch 2900 Wayland Road Berwyn, PA 19312	334,159	9.03%
Fourthstone LLC 575 Maryville Centre Dr., Suite 110 St. Louis, MO 63141	302,883	8.18%

(1)
Information derived from Schedule 13G filings with the SEC on February 8, 2024 and November 14, 2024.
(2)
Numbers are rounded to the nearest one-hundredth percent.

GOVERNANCE OF THE CORPORATION

Our Board of Directors believes that the purpose of corporate governance is to promote maximizing shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market and SEC regulations, as well as best practices suggested by recognized governance authorities.

The structure of QNB’s Board leadership consists of an independent non-employee Chairman, a non-independent Principal Executive Officer, and a majority of independent non-employee directors. The independent directors of the Board meet separately at least twice a year without management present. Additionally, QNB has an active committee structure in which members of the Board of Directors attend and actively participate in the following Committees: Investment/Asset & Liability Management Committee, Audit Committee, Compensation Committee, Executive Committee, Loan Committee, Nominating and Governance Committee, Strategic Planning Committee and Wealth Management Committee. The active participation in these Committees in addition to the monthly Board of Directors’ meetings provides the independent members of the Board the necessary insight into the daily operations of QNB. The Board believes that this Board leadership structure most effectively represents the best interests of QNB and its shareholders.

Currently, our Board of Directors has 10 members. Under the rules adopted by the Securities and Exchange Commission and Nasdaq Stock Market for independence, Autumn R. Bayles, Laurie Bergman, Randy S. Bimes, Kenneth F. Brown, Jr., Gerald E. Gorski, Jennifer L. Mann, Ranajoy Ray-Chaudhuri, W. Randall Stauffer and Scott R. Stevenson meet the standards for independence. These directors represent more than a majority of our Board of Directors.

Our Board of Directors determined that the following director was not independent within the meaning of the rules and listing standards of the Nasdaq Stock Market: David W. Freeman, President and Chief Executive Officer of QNB and the Bank.

Our Board of Directors has determined that a lending relationship resulting from a loan made by the Bank to a director would not affect the determination of independence if the loan complies with Regulation O under the federal banking laws. Our Board of Directors also determined that maintaining with the Bank a deposit, savings or similar account by a director or any of the director’s affiliates would not affect the determination of independence if the account is maintained on the same terms and conditions as those available to similarly situated customers. Additional categories or types of transactions or relationships considered by our Board of Directors regarding director independence include, but are not limited to, vendor or contractual relationships with directors or their affiliates.

Risk Management

The management of risk is fundamental to the business of banking and integral to the daily operations of QNB. The Board of Directors oversees the Risk Management functions of QNB through policies which are reviewed at least on an annual basis and by representation on Loan Committee, and the joint Investment/Asset & Liability Committee. The minutes from these Committees are reported to the full Board of Directors. Currently, QNB does not have an Enterprise Risk Management Committee; however, an Enterprise Risk Management Dashboard is presented to the Board on a quarterly basis.

Code of Ethics

We have adopted a Code of Ethics for Directors, officers and employees of QNB and the Bank. It is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. A copy of the Code of Ethics can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE.

Restrictions on Hedging and Pledging QNB Securities

QNB believes that stock ownership can effectively align the interests of directors, officers, and employees with the long-term interests of shareholders. Certain transactions in QNB securities, however, may be considered short-term or speculative in nature, or create the appearance that incentives are not properly aligned with the long-term interests of shareholders. It is QNB’s policy that directors, officers, and employees not purchase financial investments (including equity swaps, collars and similar derivative securities) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any potential decrease in the market value of QNB securities. As a result, under QNB’s policies and procedures governing trading in securities, directors, officers, and employees may not engage in hedging or monetization transactions in QNB securities, including through the use of financial instruments such as exchange funds, puts, calls and other derivative instruments or through the establishment of short positions. In addition, such persons may not hold QNB securities in a margin account or pledge QNB securities as collateral for a loan. An exception to the policy prohibiting pledges of QNB securities as collateral for a loan (not including margin debt) may be made where the covered person clearly demonstrates the capacity to repay the loan without resort to the pledged securities.

Insider Trading Policy

QNB has adopted a Policy Governing Trading in Securities and Confidentiality of Inside Information for Officers, Directors, and Other Information Sensitive Employees. The Policy applies to all directors, officers, employees of QNB and the Bank. The Policy is intended to promote compliance with federal and state laws relating to trading in securities by, among other things, describing prohibitions on trading while in possession of material nonpublic information, either directly or through related persons or accounts, permitting directors and certain designated employees to trade in QNB’s securities only during designated “window” periods during the year, requiring pre-clearance of transactions in QNB’s securities by directors and certain designated employees, describing reporting and other requirements by directors and other reporting persons of the Corporation under Section 16 of the Securities Exchange Act of 1934, and similar restrictions.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF QNB AND THE BANK

Set forth below is a list of each of our current Board members and our current Board committee members. The respective chairperson of each of the Board committees is also noted below. Each current director of QNB is also a current member of the Bank’s Board of Directors.

Board Member	Board	Audit	Compensation	Executive	Nominating
Autumn R. Bayles	X	X	C	X
Laurie Bergman	X	X
Randy S. Bimes	C			C	X
Kenneth F. Brown, Jr.	X		X	X	C
David W. Freeman	X			X
Gerald E. Gorski	X
Jennifer L. Mann	X	X	X
Ranajoy Ray-Chauduri	X	X
W. Randall Stauffer	X		X	X
Scott R. Stevenson	X	C			X
Meetings Held in 2024	12	5	3	2	0

C – Chairperson

Our Board of Directors held twelve meetings during 2024. All current directors attended at least 80% of the aggregate of the total number of meetings of the Board of Directors (held for the period for which he or she has been a director) and the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

QNB has no specific policy requiring directors to attend the Annual Meeting of Shareholders; however, director attendance is strongly encouraged. All members of the Board of Directors were present at the May 21, 2024 Annual Meeting of Shareholders. It is anticipated that all members of the Board of Directors will attend the 2025 Annual Meeting of Shareholders.

QNB’s Board of Directors established and maintains the following committees, among others:

Audit Committee. The Audit Committee recommends the engagement and dismissal of the independent registered public accounting firm, reviews their annual audit plan and the results of their auditing activities, and considers the range of audit and non-audit fees. It also reviews the general audit plan, scope and results of QNB's procedures for internal auditing. The reports of examination of QNB and its subsidiary by bank regulatory examiners are also reviewed by the Audit Committee. The Audit Committee also reviews all SEC filings and earnings press releases. The Audit Committee meets with management and the auditors prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, the adequacy of the design and operation of internal controls, including significant deficiencies identified, if any. The Audit Committee held five meetings in 2024.

All members of the Audit Committee are independent directors pursuant to the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. In determining whether a director is independent for purposes of each of the above stated guidelines, the Board of Directors must affirmatively determine that the directors on the Audit Committee do not, among other things, accept any consulting, advisory, or other compensatory fee from QNB. Applying these standards, the Board of Directors has determined that all the directors on the Audit Committee are independent. The current members of QNB’s Audit Committee are Directors Bayles, Bergman, Mann, Ray-Chaudhuri and Stevenson.

Director Stevenson served as the Audit Committee Chair and Audit Committee financial expert since March 1, 2020. The Board of Directors determined that Director Stevenson met the requirements adopted by the SEC and Nasdaq Stock Market for qualification as an Audit Committee financial expert. Mr. Stevenson has employment experience as a President, Chief Executive Officer and Chief Financial Officer providing him with diverse and progressive financial management experience, as well as expertise in internal controls and U.S. accounting. An Audit Committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

The Audit Committee operates under a formal charter that governs its duties and conduct. The Audit Committee Charter can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE.

The Audit Committee has also adopted a Whistleblower Policy to enable confidential and anonymous reporting of questionable accounting or auditing matters, fraudulent activities, or misconduct to the Audit Committee. The policy can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE.

Compensation Committee. The Compensation Committee's primary functions are to review and approve key executive salaries and salary policy, determine the salary of the Chief Executive Officer and to administer equity compensation plans. In formulating its recommendations for the other executive officers, the Compensation Committee will consider information provided by the Chief Executive Officer related to subordinate executives. In addition, the Committee reviews the general guidelines on compensation for all employees. The Board of Directors has determined that all the directors serving on the Compensation Committee are independent for the purposes of the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. The Compensation Committee has a formal charter which can be found on QNB's INVESTOR RELATIONS website at at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE. The current members of the Compensation Committee are Directors Bayles, Brown, Mann and Stauffer. The Compensation Committee held three meetings during 2024.

Executive Committee. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of QNB between Board meetings, unless otherwise provided in QNB’s Bylaws. The current members of the Executive Committee are Directors Bayles, Bimes, Brown, Freeman, and Stauffer. The Executive Committee held two meetings during 2024.

Nominating Committee. The Board of Directors has determined that all the directors serving on the Nominating Committee are independent for the purposes of the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to QNB and providing oversight in the evaluation of the Board and each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but the Nominating Committee will consider such candidates and its policy is to give due consideration to all candidates. If a shareholder wishes to recommend a director candidate as a possible nominee for the 2026 annual meeting of shareholders, the shareholder should mail the name, background and contact information for the candidate to the Nominating Committee at QNB's offices at P.O. Box 9005, Quakertown, PA 18951 no later than February 20, 2026. The Nominating Committee has a formal charter which can be found on QNB's INVESTOR RELATIONS website at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE. Members of the Nominating Committee include Directors Bimes, Brown, and Stevenson. The Nominating Committee did not meet in 2024.

In considering individual director candidates, the Nominating Committee considers individuals who, in the judgment of the Committee, would be best qualified to serve on the Board. The Nominating Committee will seek to balance the existing skill sets of current Board members with the need for other diverse skills, backgrounds and qualities that will complement QNB’s strategic vision and also consider diversity of gender and ethnicity in fulfilling its responsibilities to select qualified and appropriate director candidates. All director candidates are evaluated based on general characteristics and specific talents and skills needed to increase the Board’s effectiveness. Additionally, all candidates must possess an unquestionable commitment to high ethical standards and have a demonstrated reputation for integrity.

AUDIT COMMITTEE REPORT

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, QNB’s Audit Committee submits the following report:

Audit Committee Report to Board of Directors

The Board of Directors has formally adopted an Audit Committee Charter setting forth the Committee's duties. The Charter delegates to the Committee responsibility for overseeing QNB's financial reporting process. In that connection, the Committee has discussed and reviewed QNB's audited consolidated financial statements for 2024 with management and Baker Tilly US, LLP, QNB's independent registered public accounting firm.

Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal control. Baker Tilly US, LLP is responsible for expressing opinions on the conformity of QNB's audited consolidated financial statements with Generally Accepted Accounting Principles in the United States of America and evaluation of effectiveness of QNB’s internal control over financial reporting.

In discharging its responsibilities, the Committee's review of QNB's financial statements for 2024 included discussion of the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments made, and the clarity, consistency and completeness of disclosures in such financial statements with management and Baker Tilly US, LLP, as required by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communication with Audit Committees (as modified or supplemented).

The Audit Committee has considered the compatibility of non-audit services provided by Baker Tilly US, LLP with the maintenance of QNB's registered public accounting firm's independence. Baker Tilly US, LLP has provided written disclosures and a letter required by the applicable requirements of the PCAOB regarding its firm's communications with the Audit Committee concerning independence. These disclosures have been reviewed by the Audit Committee and discussed with management and Baker Tilly US, LLP.

The Committee discussed with QNB's internal auditors and Baker Tilly US, LLP the overall scope and plans for their respective audits, and met with both firms, with and without management present, to discuss the results of their examinations, their evaluations of QNB's internal controls and the overall quality of QNB's financial reporting process.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Respectfully submitted,

THE AUDIT COMMITTEE

Scott R. Stevenson

Autumn R. Bayles

Laurie Bergman

Jennifer L. Mann

Ranajoy Ray-Chaudhuri

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of services provided by the independent registered public accounting firm. The policy requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit related services, tax services, and other services. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated to the Chairperson of the Audit Committee authority to pre-approve services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $25,000. All of the services related to the Audit Related Fees, Tax Fees, and All Other Fees described below were approved by the Audit Committee pursuant to the pre-approval provisions set forth in applicable rules issued by the SEC and the Audit Committee’s pre-approval policy.

Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees

Baker Tilly US, LLP was QNB’s independent registered public accounting firm for 2024 and 2023.

The following table shows the fees paid by QNB in 2024 and 2023 for the audit and other services provided by Baker Tilly US, LLP for those years:

	2024	2023
Audit fees	$309,250	$301,380
Audit related fees	14,257	21,478
Audit and audit related fees	323,507	322,858
Tax fees	—	—
All other fees	—	—
Total fees	$323,507	$322,858

Audit Fees include professional services rendered for the audit of QNB’s annual consolidated financial statements and internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, comfort letters, consents, quarterly reviews and consultations concerning financial accounting and reporting standards arising during the audits and statutory and regulatory audits (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

Audit Related Fees include assurance and related services related to the performance of the audit of the employee benefit plan and to the dividend reinvestment and stock purchase plan.

Tax Fees include fees billed for the preparation of state and federal tax returns and assistance with calculating estimated tax payments.

All Other Fees would include fees billed for products and services other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above.

A representative of Baker Tilly US, LLP is expected to be available at the Annual Meeting. The representative will have an opportunity to make a statement and be available to respond to appropriate questions.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

QNB’s executive compensation program includes compensation and benefit components typical of programs among comparable banking and financial service companies in our local and regional marketplace.

Objectives

QNB’s success is dependent upon its ability to attract and retain highly qualified and motivated executives. QNB endorses the philosophy that executive compensation should reflect QNB’s performance and the contribution of such officers to that performance. Our executive compensation program is designed to support QNB’s core values, strategic objectives and financial goals as established by the Board. Moreover, our compensation philosophy is intended to align the interests of management with those of our shareholders through equity-based plans.

Program Management

The Compensation Committee of the Board of Directors has primary responsibility for the design and administration of the executive compensation program for directors and executive officers of QNB, including the Chief Executive Officer. It reviews the executive compensation program throughout the year considering changing organization needs and operating conditions and changing trends in industry practice. In addition, the Committee, in consultation with the Chief Executive Officer, considers and reports to the Board regarding employee or executive succession matters.

The Compensation Committee is responsible for recommending compensation-related decisions to the Board of Directors for final approval. The performance of Mr. Freeman, the Chief Executive Officer, is reviewed semi-annually by the full Board. The results of these appraisals are used by the Compensation Committee in its recommendation of annual pay adjustments and other elements of compensation for Mr. Freeman to the Board of Directors for its consideration.

Role of Executive Officers in Executive Compensation

In formulating its recommendations for the named executive officers other than Mr. Freeman, the Compensation Committee will consider information provided by Mr. Freeman related to subordinate executives.

Elements of Executive Compensation

Factors the Compensation Committee considered in analyzing compensation include:

•
Total compensation;
•
Internal pay equity; and
•
The competitive environment for recruiting executive officers, and what the relevant competitors pay.

We compensate our executive management through a mix of base salary, bonus and equity compensation designed to be competitive with comparable employers and to align management's incentives with the long-term interests of our shareholders. At the senior-most levels, we design the incentive compensation to reward company-wide performance through tying awards primarily to earnings per share growth.

The key components of QNB’s executive compensation consist of:

•
Base salary;
•
Cash incentive compensation; and
•
Equity compensation awards under the shareholder-approved equity incentive plans.

Compensation Consultant

The Compensation Committee engaged Herbein HR Consulting ("HR") to perform an Executive Compensation Study in 2024 (the "Executive Study"). The Executive Study was conducted to meet QNB’s need for peer group executive compensation data and associated analysis, commentary, and recommendations concerning appropriate pay for the top six executive positions at QNB. The Executive Study used both proxy peer and market analysis, inclusive of base pay, annual incentives, long-term incentive awards an other perquisites. The Executive Study found that total Compensation for the top six executives at QNB reflects a below market position compared to both proxy peers and the market survey data and QNB's annual incentive was more heavily weighted toward long-term performance having a below-market payout opportunity. QNB adjusted the executives' 2025 salaries, revised annual cash incentive plan with less focus on long-term performance and increasing the maximum payout from 24% to 32% starting in 2025, and adjusted its peer group to align with the Executive Study. The Compensation Committee is targeting the 50th percentile in comparison to peers for total executive compensation.

Additionally, HR provided a Board Compensation Study reflecting data and analysis comparing QNB board compensation to a select peer group. The Board Compensation Study revealed that QNB board compensation was below peers 25th percentile; therefore, the cash component was bought in-line with the 25th percentile in 2025 and the equity component was bought in-line with the 50th percentile in 2025 to drive Director compensation more heavily toward QNB equity ownership.

Base Salary

The Compensation Committee offers competitive salaries in comparison to the market for currently employed executives in comparable positions in financial services institutions with similar asset size and operations. In determining base salaries, the Compensation Committee reviews a salary survey prepared by an independent third party who specializes in financial service institution compensation. The Compensation Committee also considers the executive's qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive's past performance, and internal pay equity.

Base salaries are adjusted annually and are in effect for the period January 1 through December 31. The Compensation Committee determines annual salary adjustments by evaluating the performance of QNB and of each named executive officer relative to both corporate and individual goals determined during a previous review.

The Compensation Committee met in November 2024 to review the performance of the named executive officers with the Chief Executive Officer to determine increases in base salary compensation for 2025. The Committee then met in executive session without the Chief Executive Officer to discuss his base salary for 2025. Base salaries for those executives that report directly to the Chief Executive Officer are subject to approval by the Chief Executive Officer and the Committee. The Chief Executive Officer’s salary is subject to approval by the Compensation Committee and the Board. The table below outlines the increases in base salary compensation for 2025 approved by the Compensation Committee:

Executive	2025 Base Salary	2024 Base Salary	% Increase
David W. Freeman	$675,000	$610,300	10.60%
Jeffrey Lehocky	375,000	339,700	10.39%
Scott G. Orzehoski	330,000	318,800	3.51%
Christopher T. Cattie	325,000	262,500	23.81%
Courtney L. Covelens	235,000	209,000	12.44%

The increase for named executive officers was determined based on merit, as well as internal pay equity and compensation levels of similar positions at financial institutions with similar operations and asset size.

Cash Incentive Compensation For 2024

In 2015, the Compensation Committee, with Board approval, established a cash incentive plan to reward QNB employees for achieving annual financial objectives. The cash incentive plan is paid for meeting annual goals established by the Board for earnings per share (EPS) growth, and three-year average performance of return on average equity (ROAE) and return on average assets (ROAA). Finally, QNB’s five-year average performance of ROAE and ROAA was compared to peer group ROAE and ROAA. For 2024, QNB’s ROAE and ROAA was compared to peers’ for the nine months ended September 30, 2024. The 2024 peer groups include Mid-Atlantic publicly traded financial institutions with assets between $1.0 billion and $2.5 billion while the 2023 and 2022 peer groups include Mid-Atlantic publicly traded financial institutions with assets sizes between $1.0 billion and

$2.0 billion. These pools included institutions headquartered in Pennsylvania, New Jersey, New York, and Maryland of forty-two institutions in 2022, thirty-two institutions in 2023, and thirty-eight institutions in 2024.

The following table details the members of the peer groups for 2023 and 2024:

2023 Peer Group Institutions (Mid-Atlantic)	2024 Peer Group Institutions (Mid-Atlantic)

1st Summit Bncp Johnstown Inc.	1st Summit Bncp Johnstown Inc.
AmeriServ Financial Inc.	AmeriServ Financial Inc.
Bank of Utica	Bank of Utica
Blue Foundry Bancorp	Blue Foundry Bancorp
Capital Bancorp, Inc.
CB Financial Services Inc.	CB Financial Services Inc.
Citizens & Northern Corp.
Citizens Financial Services, Inc.
Embassy Bancorp Inc.	Embassy Bancorp Inc.
ENB Financial Corp.	ENB Financial Corp.
Esquire Financial Holdings Inc.	Esquire Financial Holdings Inc.
ESSA Bancorp Inc.	ESSA Bancorp Inc.
Evans Bancorp, Inc.
Fidelity D&D Bancorp, Inc.
First Commerce Bank	First Commerce Bank
First Keystone Corp.	First Keystone Corp.
First United Corp.	First United Corp.
FNB Bancorp Inc.	FNB Bancorp Inc.
FNCB Bancorp Inc.
Franklin Financial Services	Franklin Financial Services
Hanover Bancorp Inc.	Hanover Bancorp Inc.
Kish Bancorp Inc.	Kish Bancorp Inc.
LINKBANCORP Inc.
Lyons Bancorp Inc	Lyons Bancorp Inc
Malvern Bancorp Inc
Meridian Corp.	Meridian Corp.
Northeast Community Bancorp Inc.	Northeast Community Bancorp Inc.
Norwood Financial Corp.
Orange County Bancorp, Inc.
Parke Bancorp, Inc.
Partners Bancorp
Pathfinder Bancorp Inc.	Pathfinder Bancorp Inc.
PCSB Financial Corp.
Penns Woods Bancorp Inc.	Penns Woods Bancorp Inc.
Pioneer Bancorp (MHC)	Pioneer Bancorp (MHC)
Ponce Financial Group, Inc.	Ponce Financial Group, Inc.
Princeton Bancorp Inc.	Princeton Bancorp Inc.
Rhinebeck Bancorp Inc.	Rhinebeck Bancorp Inc.
Solvay Bank Corp.	Solvay Bank Corp.
Somerset Trust Holding Company	Somerset Trust Holding Company
The Adirondack Trust Company	The Adirondack Trust Company
Unity Bancorp Inc.

The plan provides for a cash incentive for named executive officers of up to 24% of their base salaries. The cash incentive payout is calculated annually, and payout occurs within two months following fiscal year-end. The purpose of the plan is to motivate named executives to achieve financial goals that have a positive impact on QNB’s stock price and therefore increase shareholder value.

QNB’s financial targets and incentive payouts under the cash incentive plan set by the Compensation Committee were as follows for 2024:

		Threshold	Moderate	Excellent	Optimum
Part 1	One year earnings per share (EPS) growth
	Goal	5%	6%	7%	8%
	Potential bonus payout	2.00%	4.00%	6.00%	8.00%

Part 2	Three year return on average equity (ROAE) performance
	Goal	9%	10%	11%	12%
	Potential bonus payout	1.00%	2.00%	3.00%	4.00%

	Three year return on average assets (ROAA) performance
	Goal	0.84%	0.92%	1.00%	1.08%
	Potential bonus payout	1.00%	2.00%	3.00%	4.00%

Part 3	Five year peer group ROAE
	Goal	95%-105% of peers			>105% of peers
	Potential bonus payout	2.00%			4.00%

	Five year peer group ROAA
	Goal	95%-105% of peers			>105% of peers
	Potential bonus payout	2.00%			4.00%

	Total Bonus Payout Potential	8.00%	12.00%	16.00%	24.00%

At its January 2025 meeting, the Board of Directors approved the calculation of cash incentive compensation program measures for 2024. QNB met Part 1 Optimum level with a one-year earnings per share growth of 18.53%. QNB did not meet any of the payout levels in Part 2 three-year average ROAA at 0.70% and three-year average ROAE at 8.00%. QNB’s five-year average ROAE was 99.72% of the peer group five-year average ROAE and five-year average ROAA was 96.14% of the peer group five-year average ROAA, both meeting the Threshold level as detailed in Part 3 of the table above. As a result, an aggregate cash incentive paid to the named executive officers was equivalent to 12.00% of their base salary.

The amounts paid under the cash incentive plan for 2024 are reflected in the Summary Compensation Table.

Cash Incentive Compensation For 2025

In 2025, the Compensation Committee, with Board approval, established a new cash incentive plan to reward QNB employees for achieving annual financial objectives. The cash incentive plan is paid for meeting annual goals established by the Board for earnings per share (EPS), loan and deposit growth; one and three-year average performance of return on average equity (ROAE), three-year average performance of return on average equity (ROAE) versus peer group and three-year total shareholder return vs. peer group.

QNB’s financial targets and incentive payouts under the cash incentive plan set by the Compensation Committee are as follows for 2025:

		Threshold	Moderate	Excellent	Optimum
Part 1	One year earnings per share (EPS) growth
	Goal	5%	6%	7%	8%
	Potential bonus payout	1.60%	3.20%	4.80%	6.40%

Part 2	One year return on average equity (ROAE) performance
	Goal	7%	8%	9%	10%
	Potential bonus payout	1.20%	2.40%	3.60%	4.80%

	One year loan growth performance
	Goal	5.00%	6.00%	7.00%	8.00%
	Potential bonus payout	1.20%	2.40%	3.60%	4.80%

	One year deposit growth performance
	Goal	1.50%	2.50%	3.50%	4.50%
	Potential bonus payout	0.80%	1.60%	2.40%	3.20%

	Three year return on average equity (ROAE) performance
	Goal	7.00%	8.00%	9.00%	10.00%
	Potential bonus payout	1.20%	2.40%	3.60%	4.80%

Part 3	Three year return on average equity (ROAE) performance vs peer group
	Goal	95.00%	98.34%	101.67%	105.00%
	Potential bonus payout	1.20%	2.40%	3.60%	4.80%

	Three year total shareholder return vs peer group
	Goal	95.00%	98.34%	101.67%	105.00%
	Potential bonus payout	0.80%	1.60%	2.40%	3.20%

	Total Bonus Payout Potential	8.00%	16.00%	24.00%	32.00%

Long-Term Incentive Compensation

The named executive officers are eligible to participate in a long-term incentive award plan established to focus executive efforts on the strategic directions and goals of QNB and to reward them for their successes in these areas. The 2015 Stock Incentive Plan (the Plan) was approved by the shareholders at the 2015 Annual Meeting of Shareholders. The purpose of the Plan is also to provide ownership incentive to the executive officers and align their interests with the interests of shareholders. In establishing award levels, equity ownership levels of the recipients or prior awards that are fully vested are not considered.

The Plan is administered by the Compensation Committee. The Plan provides for the granting of either (i) nonqualified stock options or (ii) incentive stock options. The exercise price of an option, as defined by the Plan, is the fair market value of QNB’s common stock on the date of grant.

The Compensation Committee determines the type of grant, the number of shares of common stock subject to a particular grant and the vesting period for such grants. To date, options granted under the Plan have a three to five year vesting feature. The Compensation Committee determines the number of options granted in total and to Mr. Freeman, individually. Mr. Freeman determines the allocation of the remaining grants among eligible employees. The fair value of the stock options granted represented between 0% and 4.4% of named executive officers’ base salaries in 2024.

QNB’s 2015 Stock Incentive Plan expired in accordance with its terms in February 2025, and no additional shares are available for issuance under the 2015 Stock Incentive Plan. The Board of Directors has approved and recommended the QNB Corp. 2025 Equity Incentive Plan for shareholder approval at this Meeting (see Proposal No. 5) to replace the 2015 Stock Incentive Plan.

Equity Award Practices

QNB does not have a formal policy on determining when to grant equity awards to participants in QNB’s equity incentive plan; however, QNB applies a consistent approach in its equity award practices by considering the grant of annual equity awards to participants at its January Board meeting each year based on recommendations from the Compensation Committee. The number and type of annual equity awards to plan participants are approved at the January Board meeting for grant on February 15 (or the immediately preceding business day if February 15 is not a business day). The exercise price for awards is the closing price for the common stock on the business day immediately preceding the February grant date, which occurs after the release of earnings for the fourth quarter of the applicable year. QNB does not take material nonpublic information into account when determining the timing and terms of equity awards, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Post-Retirement Plans

QNB provides a qualified retirement plan to all employees, including the named executive officers. The QNB Bank Retirement Savings Plan provides for elective employee contributions up to the maximum allowed by the IRS and a matching company contribution limited to three percent of total compensation. In addition, the plan provides for safe harbor non-elective contributions of five percent of total compensation by QNB. Employees are able to contribute to the plan immediately; however, to receive the matching company contribution and safe harbor non-elective contribution, the employees must have completed six months of service.

During 2001, QNB purchased Bank Owned Life Insurance (BOLI) for officers of QNB. A split-dollar agreement provides the employee’s beneficiary a portion of the death proceeds under the BOLI equal to two times their current base salary. Under this plan vesting occurs when the employee reaches age 55 and has a combined age and years of service of 70. When vested, the insurance would become portable to the participant after they are no longer in service with the Bank either through termination or retirement thereby creating the post-retirement benefit. Mr. Orzehoski is the only named executive officer that is insured through BOLI.

During 2023, QNB implemented a Non-qualified Deferred Compensation Plan (NQDC Plan) for the benefit of a select group of the Bank's management team. The NQDC Plan provides a deferred compensation vehicle to which the Bank may credit discretionary amounts on behalf of Participants for recruitment and reward.

Health and Welfare Benefits

The named executive officers participate in QNB’s qualified health and welfare benefits program on the same terms and conditions as all other salaried employees.

Perquisites and Other Benefits; Agreements

Perquisites received by the named executive officers are reviewed annually. The primary perquisite received by Mr. Freeman is the reimbursement of country club dues. Certain executive officers are encouraged to belong to a golf or social club to provide the appropriate entertainment forum for customers and appropriate interaction with the communities served by QNB.

Certain members of senior management are parties to change in control agreements with QNB. Executive management and other employees have built QNB into a successful enterprise, and the Board believes that it is important to protect them in the event of a change in control. Further, it is our belief that the interests of shareholders will be best served if the interests of our executive management are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of executive management to pursue potential change in control transactions that may be in the best interests of shareholders.

Future Compensation Determination

The committee will continue to reassess QNB’s executive compensation program to ensure that it promotes the long-term objectives of QNB, encourages growth in shareholder value and attracts and retains top-level executives.

Conclusion

The Committee links executive compensation to corporate performance and growth in shareholder value. The Committee intends to continue this policy, recognizing that the business cycle may, from time-to-time, result in an imbalance for a particular period.

COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with executive management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Respectfully submitted,
THE COMPENSATION COMMITTEE

Autumn R. Bayles
Kenneth F. Brown, Jr.
Jennifer L. Mann
W. Randall Stauffer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee makes recommendations to the Board of Directors concerning general guidelines on compensation of employees and specific recommendations for Mr. Freeman. The Compensation Committee is composed entirely of the following four independent outside directors: Bayles, Brown, Mann, and Stauffer. No member of the Compensation Committee during fiscal year 2024 was an officer or employee of QNB or its subsidiary or was formerly an officer of the Corporation or its subsidiary. No member of the Compensation Committee had any relationship or transaction with QNB or with any third-party requiring disclosure under applicable SEC rules relating to Compensation Committee interlocks.

EXECUTIVE COMPENSATION

The following table is a summary of the compensation for the past three years earned by the principal executive officer, principal financial officer and the three other most highly compensated executive officers serving at the end of 2024.

SUMMARY COMPENSATION TABLE ‑ 2024

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen- sation	Change in pension value and non- qualified deferred compen- sation earnings	All Other Compen- sation		Total
Name and Position	Year	($)(1)	($)	($)	($)(2)	($)	($)(3)	($)		($)
David W. Freeman	2024	$610,300	$—	$—	$—	$73,236	$36,783	$44,348	(4)	$764,667
Principal Executive	2023	584,000	—	—	—	35,040	31,485	41,230	(4)	691,755
Officer	2022	551,565	—	—	18,209	55,151	—	38,827	(4)	663,752

Jeffrey Lehocky	2024	339,700	—	—	9,238	40,764	18,392	29,641	(5)	437,735
Principal Financial	2023	325,000	—	—	3,290	19,500	15,742	18,084	(5)	381,616
Officer	2022	40,000			—	4,000		147	(5)	44,147

Scott G. Orzehoski	2024	318,800	—	—	9,238	38,256	18,392	25,453	(6)	410,139
Executive Vice	2023	305,000	—	—	14,393	18,300	15,742	24,400	(6)	377,835
President	2022	284,550	—	—	18,209	28,452	—	22,764	(6)	353,975

Christopher T. Cattie	2024	262,500	—	—	9,238	31,500	23,669	20,954	(7)	347,861
Executive Vice	2023	250,000	—	—	14,393	15,000	15,742	21,886	(7)	317,021
President	2022	223,650	—	—	18,209	22,363	—	18,048	(7)	282,270

Courtney L. Covelens	2024	209,000	—	—	9,238	25,080	18,392	16,736	(8)	278,446
Executive Vice	2023	200,000	—	—	14,393	12,000	15,742	16,065	(8)	258,200
President	2022	154,014	—	—	5,203	15,400	—	12,594	(8)	187,211

(1) “Salary” is the actual base pay compensation paid through December 31, 2024, 2023 and 2022, respectively.

(2) The amounts reported in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. This method of reporting uses the fair value of an award on the grant date. Option awards granted in 2022 vest after a three-year period. Option awards granted in 2024 and 2023 vest over a five-year period. Assumptions used in the fair value calculation of the awards are disclosed in the notes to QNB’s financial statements set forth in its 2024 Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(3) The amounts reported in this column reflect the Bank's contributions and earnings to the Non-qualified Deferred Compensation Plan for 2024.

(4) Includes the Bank's contributions on behalf of Mr. Freeman to the Retirement Savings Plan of $27,600, $26,400, and $24,400; Health Savings Account of $1,000, $1,000, and $962; country club membership dues of $11,282, $11,351, and $9,602; and reimbursement of spousal expenses for conferences, meals and entertainment of $4,416, $2,479, and $3,863 for 2024, 2023 and 2022, respectively.

(5) Mr. Lehocky joined QNB on November 1, 2022. Includes the Bank's contributions on behalf of Mr. Lehocky to the Retirement Savings Plan of $27,122, $17,000, and $0; Health Savings Account of $1,000, $1,000, and $77; and reimbursement of spousal expenses for conferences, meals and entertainment of $1,519, $84, and $70 for 2024, 2023 and 2022, respectively.

(6) Includes the Bank's contributions on behalf of Mr. Orzehoski to the Retirement Savings Plan of $25,453, $24,400, and $22,764 for 2024, 2023 and 2023, respectively.

7) Includes the Bank’s contributions on behalf of Mr. Cattie to the Retirement Savings Plan of $20,954, $20,000, and $17,892 and reimbursement of spousal expenses for conferences, meals and entertainment of $0, $1,886 and $115 for 2024, 2023 and 2022, respectively.

(8) Includes the Bank's contributions on behalf of Ms. Covelens to the Retirement Savings Plan of $16,686, $16,000, and $12,439 and reimbursement of spousal expenses for conferences, meals and entertainment of $50, $65, and $155 for 2024, 2023 and 2022, respectively.

Stock Option Grants for 2024 and Other Plan-Based Awards

The following table reflects grants of stock options under QNB’s stock incentive plan and future payment opportunities under QNB’s cash incentive plan to Mr. Freeman, Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, and Ms. Covelens in fiscal year 2024.

GRANTS OF PLAN-BASED AWARDS - 2024

		Estimated Future Payouts Under Non-Equity Compensation Plans (1) Incentive Plan Awards

Name	Grant Date	Threshold ($)	Maximum ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock And Option Awards
David W. Freeman		$6,103	$146,472	—	$—	$—
Jeffrey Lehocky	2/15/2024	3,397	81,528	3,000	23.40	9,238
Scott G. Orzehoski	2/15/2024	3,188	76,512	3,000	23.40	9,238
Christopher T. Cattie	2/15/2024	2,625	63,000	3,000	23.40	9,238
Courtney L. Covelens	2/15/2024	2,090	50,160	3,000	23.40	9,238

(1) Amounts reflect threshold and maximum payment opportunities for 2024 under the cash incentive plan and reflect one‑, three‑, and five‑year goals as discussed in the Compensation Discussion and Analysis section.

The stock options consist of both incentive and non-qualified grants and are all subject to a ten-year term and vest in equal amounts annually over a five-year period from the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning exercisable and unexercisable stock options, both incentive and non-qualified, held by each named executive officer as of December 31, 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2024

Option Awards
		Number of	Number of	Equity Incentive Plan
		Securities	Securities	Awards: Number of
		Underlying	Underlying	Securities Underlying	Option
		Unexercised	Unexercised	Unexercised Unearned	Exercise	Option
	Option	Options	Options	Options	Price	Expiration
Name	Grant Date	(#) Exercisable	(#) Unexercisable	(#)	($)	Date (1)
David W. Freeman	2/14/2020	3,500	—	—	36.50	2/14/2025
	2/15/2021	3,375	—	—	32.50	2/15/2026
	2/15/2022		3,500	—	37.26	2/15/2027

Jeffrey Lehocky	2/15/2023	160	640	—	29.51	2/15/2033
	2/15/2024		3,000		23.40	2/15/2034

Scott G. Orzehoski	2/14/2020	3,500	—	—	36.50	2/14/2025
	2/15/2021	3,375	—	—	32.50	2/15/2026
	2/15/2022		3,500	—	37.26	2/15/2027
	2/15/2023	700	2,800	—	29.51	2/15/2033
	2/15/2024		3,000	—	23.40	2/15/2034

Christopher T. Cattie	2/14/2020	3,500	—	—	36.50	2/14/2025
	2/15/2021	3,375	—	—	32.50	2/15/2026
	2/15/2022		3,500	—	37.26	2/15/2027
	2/15/2023	700	2,800	—	29.51	2/15/2033
	2/15/2024		3,000	—	23.40	2/15/2034

Courtney L. Covelens	2/14/2020	750	—	—	36.50	2/14/2025
	2/15/2021	750	—	—	32.50	2/15/2026
	2/15/2022		1,000	—	37.26	2/15/2027
	2/15/2023	700	2,800	—	29.51	2/15/2033
	2/15/2024		3,000	—	23.40	2/15/2034

(1) Options granted prior to 2023 vest after a three‑year period, commencing upon the date of grant. Options granted in 2023 and forward vest in equal installments annually over a five-year period, commencing upon the date of grant.

There were no option awards exercised in 2024.

Non-qualified Deferred Compensation Plan

During 2023, QNB implemented a Non-qualified Deferred Compensation Plan (NQDC Plan) for the benefit of a select group of the Bank's management team. The NQDC Plan provides a deferred compensation vehicle to which the Bank may credit discretionary amounts on behalf of Participants for recruitment and reward. Contributions made by the Bank and the earnings on those contributions are immediately 100% vested.

	Executive contributions in last FY	Registrant Contributions in last FY	Aggregate earnings in last FY	Aggregate withdrawals/distributions	Aggregate balance at last FYE
Name	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)
David W. Freeman	$—	$30,000	$6,783	$—	$68,268
Jeffrey Lehocky	—	15,000	3,392	—	34,134
Scott G. Orzehoski	—	15,000	3,392	—	34,134
Christopher T. Cattie	—	20,004	3,665	—	39,411
Courtney L. Covelens	—	15,000	3,392	—	34,134

Employment and Change in Control Agreements

QNB and Mr. Freeman are parties to an employment agreement that currently automatically renews annually unless either party gives notice of non-renewal at least 90 days prior to the annual renewal date. Under the terms of the employment agreement, Mr. Freeman is to be employed as the President and Chief Executive Officer of QNB and the Bank, at a current annual base salary of $675,000 and shall perform all duties and accept all responsibilities incident to such positions as may be assigned by the Board of Directors. Mr. Freeman may be discharged at any time for cause as defined in the agreement.

If Mr. Freeman's employment is terminated without cause or he terminates employment for specified events of “good reason” (as defined in the agreement) prior to a change in control of QNB or the Bank, Mr. Freeman is entitled to receive his annual base salary then in effect and continuation of health care benefits for a period of 12 months. In the event of Mr. Freeman's death or disability, the agreement will terminate and QNB shall pay either to Mr. Freeman or his dependents any benefits due to him under the employee benefit plan.

The employment agreement also contains change in control features which provide certain benefits to Mr. Freeman in the event of a change in control of QNB or the Bank. Under the Agreement, a change in control includes, among other things, a merger, consolidation, division or disposition of substantially all of the assets of QNB or the Bank, or a purchase by QNB or the Bank of substantially all of the assets of another entity, unless, in either case, the transaction is approved in advance by sixty-six and two-thirds percent or more of the members of the Board of QNB or the Bank who are not interested in the transaction and a majority of the members of the Board of the surviving entity and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of QNB or the Bank. A change of control also includes the acquisition by a person or group of beneficial ownership of 25% of more of the voting securities of QNB or the Bank. It also includes a situation where, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of QNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

In the event that Mr. Freeman’s employment is involuntarily terminated, or he terminates employment for specified events of “good reason” (as defined in the agreement) following a change in control of QNB or the Bank, he will receive, a lump-sum cash payment equal to two times annual base salary then in effect and the continuation of employer-provided healthcare benefits for two years at the level and cost to him and his qualified dependents in effect on the date of termination. The agreement further provides that, if this lump-sum payment, when added to all other amounts or benefits provided to or on behalf of Mr. Freeman in connection with his termination of employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, such payment would be reduced to the extent necessary to avoid such excise tax imposition. The determination of any reduction in the lump-sum payment pursuant to the foregoing provisions will be made by QNB’s independent registered public accounting firm.

Change of Control Agreements

QNB and the Bank are parties to change of control agreements with Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, and Ms. Covelens. The agreements provide certain benefits to Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, and Ms. Covelens in the event that their employment is terminated without cause within three years of a change of control of QNB or the Bank. Under the agreements, a change in control includes, among other things, a merger, consolidation, division or disposition of substantially all of the assets of QNB or the Bank, or a purchase by QNB or the Bank of substantially all of the assets of another entity, unless, in either case, the transaction is approved in advance by 70% or more of the members of the Board of QNB or the Bank who are not interested in the transaction and a majority of the members of the Board of the surviving entity and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of QNB or Bank. A change of control also includes the acquisition by a person or group of beneficial ownership of 25% of more of the voting securities of QNB or the Bank. It also includes a situation where, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of QNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

In the event of involuntary termination employment (other than for cause) within three years of a change in control of QNB or the Bank, Mr. Lehocky will receive two times his average annualized compensation (salary and non-equity incentive paid) over the less than his years of service or the five years prior to his termination of employment. Mr. Orzehoski, Mr. Cattie and Ms. Covelens will receive a lump-sum payment equal to two times his or her average annualized compensation (salary and non-equity incentive paid) over the five years prior to his or her termination of employment. The agreements further provide that, if the lump-sum payment, when added to all other amounts or benefits provided to or on behalf of Mr. Lehocky, Mr. Orzehoski, Mr. Cattie, and Ms. Covelens in connection with their termination of employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, such payment would be reduced to the extent necessary to avoid such excise tax. The determination of any reduction in the lump-sum payments pursuant to the foregoing provisions will be made by QNB’s independent registered public accounting firm.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table shows the potential payments and benefits payable to each of the named executive officers upon a separation of employment under terms of his employment agreement and the terms of any applicable benefit plans, assuming the event giving rise to such termination occurred on December 31, 2024.

				Before Change in Control		After Change in Control
		Termination for Death or Disability	Involuntary Termination for Cause	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Voluntary Termination for Good Reason
David W. Freeman	Severance (1)	$—	$—	$610,300	$610,300	$1,220,600	$1,220,600
	Welfare continuation (2)	—	—	30,969	30,969	61,938	61,938
	Option vesting (3)	—	—	—	—	—	—
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$641,269	$641,269	$1,282,538	$1,282,538
Jeff Lehocky	Severance (1)	$—	$—	$—	$—	$675,467	$675,467
	Option vesting (3)	—	—	—	—	34,382	34,382
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$709,849	$709,849
Scott G. Orzehoski	Severance (1)	$—	$—	$—	$—	$648,346	$648,346
	Option vesting (3)	—	—	—	—	43,908	43,908
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$692,254	$692,254
Christopher T. Cattie	Severance (1)	$—	$—	$—	$—	$516,156	$516,156
	Option vesting (3)	—	—	—	—	43,908	43,908
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$560,064	$560,064
Courtney L. Covelens	Severance (1)	$—	$—	$—	$—	$342,275	$342,275
	Option vesting (3)	—	—	—	—	43,908	43,908
	Potential reduction in payout due to operation of Code Section 280G	—	—	—	—	—	—
	Total	$—	$—	$—	$—	$386,183	$386,183

(1) For a description of the severance and welfare continuation payment calculation, and time and form of such payments, see “Employment and Change in Control Agreements.”

(2) Assumes no increase in the cost of welfare benefits.

(3) Options vest immediately upon a change in control; amount represents the intrinsic value of the options.

CHIEF EXECUTIVE OFFICER – PAY RATIO DISCLOSURE

The 2024 annual total compensation of QNB’s President and CEO to the median of the annual total compensation of all employees (other than the CEO) is 8 to 1.

•
For pay ratio disclosure included in the 2025 proxy statement, we prepared a database including the total gross amount of salary, wages, and other compensation (which, depending on the individual, could include items such as holiday and other paid time off, overtime pay, shift differentials), as reflected in our payroll records for 2024, for our entire workforce (other than the CEO) as of December 31, 2024. We eliminated employees who were terminated within 90 days of hire date during 2024. We calculated the median gross pay (as described in the first bullet above) of the remaining employees. We selected the employee at the midpoint of the data set.
•
The median employee annual total compensation for the year ended December 31, 2024 was $61,391.
•
The annual total compensation of our CEO, Mr. Freeman, for the year ended December 31, 2024 was $764,667, as reflected in the “total” column of the Summary Compensation Table included in this proxy statement.

PAY VERSUS PERFORMANCE INFORMATION

In August 2022, the SEC adopted final rules to implement Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The following information about the relationship between executive compensation actually paid and certain financial performance of QNB is provided pursuant to Item 402(v) of SEC Regulation S-K.

Year	Summary compensation table total for Principal Executive Officer ("PEO") (1)	Compensation actually paid to PEO (2)	Average summary compensation table total for non-PEO named executive officers ("NEOs") (3)	Average compensation actually paid to NEOs (4)	Value of initial fixed $100 investment based on total shareholder return ("TSR") (5)	Net income (in thousands) (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$764,667	$764,667	$368,545	$359,307	$106.44	$11,448
2023	691,755	691,755	333,668	322,051	80.31	9,483
2022	663,752	645,543	299,484	285,827	77.14	15,921

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Freeman (Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Freeman, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Freeman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Freeman’s total compensation for each year to determine the compensation actually paid:

Year	Reported summary compensation table total for PEO	Reported value of equity awards (a)	Equity award adjustments (b)	Compensation actually paid to PEO
2024	$764,667	$—	$—	$764,667
2023	691,755	—	—	691,755
2022	663,752	18,209	—	645,543

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year. There were no equity awards in 2024 and 2023 for the PEO.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) an amount equal to the change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, an amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s NEOs as a group (excluding Mr. Freeman) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Freeman) included for purposes of calculating the average amounts in each applicable year are as follows: for 2024 include Mr. Lehocky, Mr. Orzehoski, Mr. Cattie and Ms. Covelens; for 2023 include Mr. Lehocky, Mr. Orzehoski, Mr. Cattie and Ms. Covelens; and for 2022 include Mr. Orzehoski, Mr. Cattie, Ms. Westwood and the combination of the former Principal Financial Officer Ms. McCracken and her replacement Mr. Lehocky.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Freeman), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Freeman) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Freeman) for each year to determine the compensation actually paid, using the same methodology described in Note 2 above:

Year	Average reported summary compensation table total for NEOs	Average reported value of equity awards (a)	Average equity award adjustments (b)	Average compensation actually paid to NEOs
2024	$368,545	$9,238	$—	$359,307
2023	333,668	11,617	—	322,051
2022	299,484	13,657	—	285,827

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of cash dividends for the measurement period and the difference between QNB’s share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period.

(6)
The dollar amounts reported represent the amount of net income reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid and Cumulative TSR

The graph below illustrates the trend in “compensation actually paid” over the last three years to our TSR performance. This illustrates that from 2022 to 2024; our compensation moved in alignment with our TSR performance, increasing in 2023 and 2024.

Compensation Actually Paid and Net Income

The graphs below illustrate the trend in “compensation actually paid” over the last three years relative to our GAAP Net Income. This illustrates that from 2022 to 2024; our compensation moved in alignment with our GAAP Net Income increasing in 2024; but in 2023, GAAP Net Income decreased and as our compensation increased.

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, below is a list of the most important financial measures used by the Compensation Committee to link executive compensation to performance for the 2024 performance year:

•
Return on Average Equity
•
Earnings Per Share Growth
•
Return on Average Equity versus Peer Group

All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

The following table sets forth compensation earned by non-employee directors for the year ended December 31, 2024. Each director of QNB is also a member of the Bank’s Board of Directors.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	Total
Name	($)	($)	($)	($)	($)	($)
Autumn R. Bayles	$30,275	$7,970	$—	$—	$—	$38,245
Laurie Bergman	30,650	7,970	—	—	—	38,620
Randy S. Bimes	74,700	7,970	—	—	—	82,670
Kenneth F. Brown, Jr.	41,800	7,970	—	—	—	49,770
Gerald E. Groski	41,000	3,993	—	—	—	44,993
Jennifer L. Mann	37,850	7,970	—	—	—	45,820
Ranajoy Ray-Chaudhuri	29,350	7,970	—	—	—	37,320
Randall Stauffer	32,725	7,970	—	—	—	40,695
Scott R. Stevenson	33,250	7,970	—	—	—	41,220

During 2025, directors, except for Mr. Freeman, will receive an annual retainer of $20,000. The Chairman of the Board will receive an annual retainer of $33,000. In addition, each director will receive a fee of $950 for each Board meeting attended plus $1,200 if all 12 meetings are attended. Directors are not reimbursed for travel to or from Board meetings. Members of the committees of the Board of Directors will receive $500 for each committee meeting attended. The Chairperson of the Audit Committee receives additional compensation of $3,400. In addition, the Chairperson of the Compensation and the Nominating Committees receives additional compensation of $2,500.

PROPOSAL 2

NON-BINDING (advisory) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Under the applicable rules of the Securities and Exchange Commission adopted as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, QNB is providing shareholders with a non-binding (advisory) vote on the compensation of QNB’s named executive officers, commonly referred to as a “say on pay” proposal.

Shareholders are being asked to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. These disclosures appear in this proxy statement under the heading “Executive Compensation,” including in the compensation tables and in the narrative discussion following the compensation tables. Accordingly, shareholders may vote on the following resolution:

“RESOLVED, that the compensation paid to QNB’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation and narrative discussion, included in this proxy statement is hereby approved.”

Because the vote is advisory, it will not be binding upon the Board of Directors or any committee of the Board of Directors. The Compensation Committee of the Board of Directors will, however, take into account the outcome of the vote when considering future executive compensation programs and arrangements.

Voting Requirements

The affirmative vote of a majority of votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” THE ADVISORY PROPOSAL TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATON.

PROPOSAL 3

NON-BINDING (advisory) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The rules of the Securities and Exchange Commission adopted as a result of the Dodd-Frank Act also provide shareholders with a non-binding (advisory) vote on how frequently shareholders would like QNB to hold an advisory vote on the compensation of QNB’s named executive officers. In response to this proposal, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. After consideration of the alternatives, the Board of Directors believes that conducting an advisory vote on executive compensation every three years, or triennially, is appropriate for QNB at this time. Shareholders voted on a similar frequency proposed at the 2019 annual meeting of shareholders with the most votes cast to hold the advisory vote on named executive officer compensation every three years.

The Board of Directors believes that an advisory vote on named executive officer compensation every three years best serves the goal of creating a compensation program that enhances long-term shareholder value. The Compensation Committee would also benefit from a three-year period between advisory votes. Three years will give the Compensation Committee time to analyze the compensation programs and to implement any necessary changes. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed.

The Board of Directors will carefully consider the outcome of the vote on this proposal when making future decisions regarding the frequency of advisory votes on executive compensation. Because this vote is advisory, however, the Board may decide that it is in the best interests of QNB to hold an advisory vote on named executive compensation more or less frequently than the alternative that has been designated by shareholders.

Voting Requirements

Shareholders may vote their shares concerning an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers by selecting from among four choices (every one, two, or three years, or abstain). An abstention has no effect on the frequency vote. The frequency choice that receives the greatest number of votes will be viewed as the advisory vote on this matter.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU SELECT EVERY “3 YEARS” FOR THE FREQUENCY OF FUTURE NON-BINDING (ADVISORY) VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

Independent Registered Public Accounting Firm

Our Board’s Audit Committee is comprised entirely of directors who are independent pursuant to the rules adopted by the Securities and Exchange Commission (SEC) and the corporate governance standards promulgated by the Nasdaq Stock Market. Among other things, the Board has determined that each member has a general understanding of finance and accounting practices. The Board made these determinations in its business judgment, based on its interpretation of the Nasdaq Stock Market’s requirements for audit committee members.

Under the Audit Committee’s charter, the Committee is responsible for selecting QNB’s independent registered public accounting firm. The Committee evaluates and monitors the auditors’ qualifications, performance and independence. You can learn more about the Committee’s responsibilities with respect to the independent registered public accounting firm in the Committee’s charter, which can be found on QNB's INVESTOR RELATIONS website at at https://ir.qnbbank.com/. The Governance Documents can be found under the CORPORATE PROFILE.

Based on the recommendation of the Audit Committee, the Board unanimously recommends that shareholders vote to ratify the Audit Committee’s selection of Baker Tilly US, LLP as QNB’s independent registered public accounting firm for 2025.

Representatives of Baker Tilly US, LLP will be available at the Annual Meeting and will have an opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions presented at the Annual Meeting.

Voting Requirements

The affirmative vote of a majority of the votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

In the event that the shareholders do not ratify the selection of Baker Tilly US, LLP, the selection of QNB’s independent registered public accounting firm will be reconsidered by the Audit Committee. The Committee will be under no obligation, however, to select a new independent registered public accounting firm. If the Committee does select a new independent registered public accounting firm for 2025, we will not seek shareholder ratification of the new independent registered public accounting firm selected by the Committee.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS QNB’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.

PROPOSAL 5

TO APPROVE AND ADOPT

2025 EQUITY INCENTIVE PLAN

The Board of Directors has approved the 2025 QNB Corp. 2025 Equity Incentive Plan, subject to approval by QNB’s shareholders. The 2025 Equity Incentive Plan will enable the Board to provide stock-based compensation to employees and non-employee directors of QNB and its subsidiaries, including QNB Bank. The following summary of the 2025 Equity Incentive Plan is subject to the specific provisions of the Plan set forth on Appendix A to this Proxy Statement.

The Board believes that an equity-based compensation plan is an important component to QNB’s overall compensation program and provides incentives to promote superior financial performance. The Board of Directors has unanimously approved the 2025 Equity Incentive Plan and recommends that shareholders approve the Plan. QNB’s 2015 Stock Incentive Plan expired by its terms on February 24, 2025, and no further awards can be made under the 2015 Stock Incentive Plan.

Key Terms of Plan

Plan Effective Date:	Upon approval by shareholders at 2025 Annual Meeting.
Plan Expiration Date:	Ten years from the date of shareholder approval.
Eligible Participants:

All employees and non-employee directors of QNB and its subsidiaries. (Number of shares available for issuance to non-employee directors during Plan term is capped at 50,000 shares, or 10% of total Plan shares available.)

Total Shares Authorized:

500,000 shares (approximately 2.85% of outstanding shares) are authorized and reserved for issuance during the term of the Plan. Shares authorized and awards under the Plan are subject to customary anti-dilution provisions.

Award Types:

The following types of awards may be issued under the Plan (see more detailed description of each type of award below):

•
incentive stock options with a term not longer than 10 years;
•
non-qualified stock options with a term not longer than 10 years and one month;
•
restricted stock;
•
restricted stock units; and
•
other equity-based awards.

Share Limits Per Person:	Awards to any individual employee during any calendar year cannot exceed 10,000 shares. Awards to any individual non-employee director during any calendar year cannot exceed 10,000 shares.
Aggregate Limit on Awards to Non-Employee Directors:	Awards to all non-employee directors during the term of the Plan are limited to 50,000 shares (or 10% of total Plan shares available ).
Vesting:	Determined by the Compensation Committee (the “Committee”) at the time of each Award, but all Awards are subject to a minimum one-year vesting requirement.
Performance Criteria:	Awards may be made subject to specific performance criteria determined by the Committee, but performance criteria are not mandatory for any Award.

Actions Not Permitted under Plan

The following are not permitted under the Plan:

•
granting stock options at a price below fair market value (as determined under the Plan);
•
repricing stock options;
•
increasing the annual per person share limit with respect to awards; or
•
increasing the aggregate limit for awards to non-employee directors.

Reduction or Forfeiture Events:

The Committee may specify in any Award agreement that the Plan participant’s rights will be subject to reduction, cancellation, forfeiture or recoupment under specified circumstances that are in addition to any prescribed vesting provisions, including breach of non-solicitation, non-competition, or confidentiality provisions contained in the award agreement or otherwise applicable to the participant, termination for “cause” and engaging in a “Harmful Activity” (as defined in the Plan).

Clawback:	Awards are subject to any “clawback” policy that QNB may adopt or modify from time to time.

Types of Awards Authorized

The following types of awards may be made under the Plan:

•
Incentive Stock Options. Incentive stock options permit an optionee to purchase a fixed number of shares of common stock at a fixed exercise price over a specified time period. Incentive stock options must satisfy the requirements of Internal Revenue Code Section 422.

•
Nonqualified Stock Options. Nonqualified stock options permit an optionee to purchase a fixed number of shares of common stock at a fixed price over a specified time period. Nonqualified stock options are not required to satisfy the requirements of Code Section 422.

•
Restricted Stock. Awards of restricted stock involve grants of common stock to a participant that are subject to forfeiture unless and until the vesting conditions applicable to the award are satisfied. Subject to any restrictions set forth in an award agreement, holders of restricted stock awards are generally entitled to vote the shares underlying the award and are entitled to receive dividends on shares subject to an award, which dividend payments are released to the participant only when the shares subject to the award have vested. Upon vesting, certificates representing shares of restricted stock previously granted are released to the participant, together with cash (without interest) equal to dividends that were paid on such shares.

•
Restricted Stock Units. Awards of restricted stock units represent an unsecured promise by the Corporation to deliver shares of common stock if and when vesting conditions applicable to an award are satisfied. Holders or restricted stock units have no voting rights with respect to restricted stock units. Under the Plan, the Committee may, in its discretion, credit restricted stock units with cash and stock dividends paid on shares of common stock underlying the restricted stock unit. Upon vesting, the participant receives one share of common stock for each outstanding restricted stock unit and cash equal to dividend equivalents, if any, applicable to the restricted stock unit. At the discretion of the Committee and if provided in an award agreement, restricted stock units may be settled in cash or part cash and part common stock.

•
Other Equity-Based Awards. Other equity-based awards are awards, other than incentive stock options, non-qualified stock options, restricted stock, and restricted stock units, that are payable in shares of common stock or which are measured by the value of common stock. Other equity-based awards may be made either alone or in tandem with other awards. Other equity-based awards are subject to such conditions, not inconsistent with the Plan, as the Committee determines in its sole discretion.

Administration

The Plan is administered by the Compensation Committee of the QNB’s Board of directors, consisting of two or more members of the Board who are non-employee directors within the meaning of Section 16 of the Securities Exchange Act of 1934. The Committee has the power to: (i) select the employees and non-employee directors who will receive awards; (ii) determine the number of shares covered by any award; (iii) determine the dates when awards will be granted; (iv) prescribe the terms, conditions and other provisions of awards; (v) amend outstanding awards, including for the purpose of modifying the time or manner of vesting, subject to a participant’s consent if an amendment impairs the participant’s rights or increases a participant’s obligations under an award; (vi) determine whether an option constitutes an incentive stock option or a nonqualified stock option; (vii) determine any performance criteria applicable to an award, if any; (viii) determine the duration and purpose of leaves of absence that may be granted to a participant without constituting a termination of employment or service; and (ix) make decisions with respect to outstanding awards that may become necessary upon a “change in control” of the Corporation or an event that triggers anti-dilution adjustments. The Committee has the sole authority to interpret the Plan, and establish, amend, or rescind any rules relating to the Plan.

Eligibility

Employees and non-employee directors of the QNB and its subsidiaries are eligible to receive awards. The Committee will determine which employees and non-employee directors will be eligible to receive awards under the Plan.

Shares Authorized

The aggregate number of shares of common stock for which awards may be made under the Plan is 500,000. Shares of common stock subject to an award that expires or is cancelled, forfeited, or terminated without issuance of the full number of shares to which the award related will again be available for issuance. Shares will not again be made available for issuance under the Plan, however, if the shares are tendered in payment of the exercise price for a stock option or delivered to QNB to satisfy tax withholding obligations.

The Plan includes standard anti-dilution provisions that adjust the number of shares issuable under the Plan and the shares of common stock subject to the terms of awards, and other related matters (including the exercise price of awards where relevant), in the event of stock dividends, stock splits, and similar changes relating to the common stock.

Awards

Subject to Plan limits, the Committee has the discretionary authority to determine the size of an award, and any vesting or performance-based requirements relating to an award. All awards must contain a minimum one-year vesting requirement, but may be subject to such longer vesting period and/or one or more performance goals as the Committee may determine. The Plan permits the Committee to authorize the Chief Executive Officer to authorize limited awards under the Plan to participants, other than himself or herself or to any other person who is then a reporting person under Section 16 of the Securities Exchange Act of 1934, pursuant to a policy approved by the Committee.

Exercise of Stock Options

The exercise price of an option to purchase a share of common stock is, in the case of an incentive stock option, not less than 100% of the “Fair Market Value” of a share of common stock on the date the option is granted (determined by reference to the closing price of a share of common stock on any established securities market on which the common stock is listed or if the common stock is not then listed on an established trading market, determined in good faith by the Committee by application of a reasonable valuation method), except that the exercise price cannot be less than 110% of Fair Market Value in the case of an incentive stock option granted to an owner of more than 10% of the voting power of QNB's outstanding voting securities.

The exercise price of an option to purchase a share of common stock is, in the case of a non-qualified stock option, not less than 100% of the Fair Market Value of a share of common stock on the date the option is granted.

Fair Market Value is defined in the Plan consistent with the definition set forth above, and determined under Code Section 409A.

The exercise price of an award is subject to adjustment pursuant to limited circumstances relating to stock dividends, stock splits, and similar transactions.

Vesting of Awards

Each stock option, restricted stock award, or other equity-based award is subject to such terms and conditions, including vesting requirements, as may be specified in the agreement issued to a participant to evidence the grant or award.

Each stock option, restricted stock award, or other equity-based award granted to a participant vests only after the earlier of (i) the date the participant has completed at least one year of continuous employment or service as a non‑employee director with QNB or a subsidiary immediately following the date of the award (or such later date as may be specified in an agreement, including a date that may be tied to the satisfaction of one or more performance goals); (ii) unless otherwise provided in an agreement, the date of the participant’s retirement, death, or disability; or (iii) unless otherwise provided in an agreement, the date that the participant terminates service as a non-employee director due to retirement.

In the event that a participant’s employment or service as a non‑employee director is terminated and the Committee deems it equitable to do so, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive any minimum vesting period (but not any performance goal or goals) with respect to an award. Any such waiver may be made with retroactive effect, provided it is made within 60 days following the participant’s termination of employment. The Committee has general discretionary power to accelerate the time in which any outstanding award may be first exercised or the time in which an award will vest, notwithstanding any contrary provisions of an award.

Changes in Control

The Committee has the authority to determine the effects of a “change in control” of QNB on awards under the Plan, including whether or not awards will become exercisable and fully vested upon the occurrence of a “change in control.” The term “change in control” is defined in the Plan as follows: (i) the acquisition of beneficial ownership by an person or entity of securities representing 51% or more of the combined voting power of QNB’s outstanding securities; (ii) completion, in one or a series of related transactions, of a sale, exchange, or transfer of substantially all of QNB’s assets; (iii) consummation of a merger, consolidation, statutory share exchange, or similar transaction involving QNB and requires the approval by QNB’s shareholders (unless QNB is the surviving entity in the subject transaction); (iv) the date that is ten business days prior to a complete dissolution or liquidation of QNB; or (v) a change in the composition of a majority of the Board of Directors over a twelve-month period unless new directors were approved by a vote of 66-2/3% of directors in office who were directors at the beginning of such period.

Termination of Employment or Service; Death, Disability, and Retirement

Awards generally expire upon termination of employment or service as a non-employee director. In certain instances after a participant terminates employment or service, the Committee may extend the exercise period of a vested nonqualified stock option up to the remaining term of the option. A vested incentive stock option must be exercised within three months from the date of termination of employment. The Committee may provide that any service requirement may be accelerated or waived upon death, disability or retirement of an option holder. Restricted stock awards are generally subject to the same requirements with respect to vesting and achievement of performance goals.

Amendments

The Board of Directors may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of shareholders, no amendment or modification can be made solely by the Board which:

• increases the maximum number of shares of common stock as to which awards may be granted under the Plan (except in the case of certain corporate reorganizations);

• changes the class of eligible Plan participants; or

• otherwise requires the approval of shareholders under applicable state law or under applicable federal law to avoid potential liability or adverse consequences to the Corporation or a participant.

No amendment, modification, suspension or termination of the Plan can in any manner negatively affect any award previously granted under the Plan without the consent of the Participant or any person validly claiming under or through the Participant.

Tax Consequences

The following is a general description of the federal income tax consequences to the participant and QNB regarding awards granted under the Plan under present law. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws and does not purport to discuss all tax consequences related to awards under the Plan.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to QNB upon the grant or exercise of an incentive stock option (other than the potential alternative minimum tax consequences, discussed in this paragraph, to the optionee upon exercise). If the optionee holds the shares acquired upon option exercise for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and QNB will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and QNB will be allowed a federal income tax deduction equal to such amount. Although the exercise of an incentive stock option does not result in current federal taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income. As a result, the exercise of an incentive stock option may trigger alternative minimum tax liability.

Nonqualified Stock Options. There typically will be no federal income tax consequences to the optionee or to QNB upon the grant of a nonqualified stock option under the Plan. When the optionee exercises a nonqualified option, however, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the exercise price, and QNB will be allowed a corresponding deduction, subject to any applicable limitations under the Internal Revenue Code. Any gain that the optionee recognizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and QNB will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount paid for the stock), and the Corporation will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under the Internal Revenue Code. If the participant files an election under Code Section 83(b) within 30 days of the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Corporation will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under the Internal Revenue Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates.

Restricted Stock Units. When a restricted stock unit is granted, no income will be recognized by the participant. Upon the payment to the participant of shares of common stock or cash in respect of restricted share units, the participant recognizes ordinary compensation income equal to the fair market value of the shares or cash as of the date of delivery. QNB is entitled to a deduction equal to the compensation income recognized by the participant, subject to any applicable limitations under the Internal Revenue Code.

Plan Termination

Unless previously terminated by the Board of Directors, the Plan will terminate on, and no award may be granted under the Equity Incentive Plan, on the date that immediately precedes the tenth anniversary of approval of the Plan by shareholders.

Voting Requirements

The affirmative vote of a majority of votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
	(a)	(b)	(c)
Equity compensation plans approved by the Corporation's shareholders:
2015 Stock option plan	137,275	$30.51	141,900	(1)
2021 Employee stock purchase plan			8,767
Equity compensation plans not approved by the Corporation's shareholders:
None	—	—	—
Total	137,275	$30.51	150,667

(1) The 2015 Stock Incentive Plan expired in accordance with its terms in February 2025, and no additional shares are available for issuance under the 2015 Stock Incentive Plan.

New Plan Benefits

It is not possible to determine the number of shares of stock that any particular individual, including any of the named executive officers, will acquire under the Plan in the future.

Voting Requirements

The affirmative vote of a majority of votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” THE 2025 EQUITY INCENTIVE PLAN.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

QNB and the Bank have not entered into any material transactions, proposed or consummated, with any director or executive officer, or any 5% shareholder, of QNB or the Bank, or any associate of the foregoing persons, except as disclosed below. QNB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of QNB and the Bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other Bank customers. The Bank makes loans to its officers and directors, as well as their immediate families and companies, in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and these loans did not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 2025, to the above-described group was $16,632,426.

SHAREHOLDER COMMUNICATIONS

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Bona fide written communications received by QNB from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. Any written communication should be mailed to the CEO at QNB’s offices at P.O. Box 9005, Quakertown, PA 18951.

NOMINATIONS AND SHAREHOLDER PROPOSALS

If you wish to include a proposal in the Proxy Statement for the 2026 Annual Meeting of Shareholders under applicable SEC rules, your written proposal must be received by QNB no later than December 9, 2025. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the SEC. Shareholder proposals may be mailed to the Secretary of QNB, QNB Corp., P.O. Box 9005, Quakertown, PA 18951-9005.

In accordance with QNB’s bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in our proxy materials under applicable SEC rules, must comply with the procedures specified in the bylaws, including providing notice in writing, delivered or mailed to the attention of the Chairman of the Board of Directors at the address set forth above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. In accordance with QNB’s bylaws, nominations of individuals for election to the Board of Directors may be made by a shareholder if made in writing and delivered or mailed to the attention of the Chairman of the Board of Directors at the address set forth above not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the annual meeting of shareholders in 2026 is held within thirty days before or after May 20, 2026, the period for notices of proposals by shareholders of matters for consideration at the 2026 annual meeting or for the nomination of individuals for election to the Board of Directors at the 2026 annual meeting will begin on January 20, 2026 and will end on February 19, 2026. Notices of proposals by shareholders of matters for consideration at the annual meeting of shareholders or for the nomination of individuals for election to the Board of Directors must include the information specified in the bylaws. Notice of proposals or nominations not made in accordance with the Bylaws, including the foregoing, may be disregarded by the Chairman at the annual meeting. In addition to satisfying the bylaw requirements described above, under SEC Rule 14a-19, any shareholder proposing to solicit proxies in support of director nominees other than the nominees of QNB’s Board of Directors must provide a notice containing the information contained in SEC Rule 14a-19 no later than March 21, 2026, assuming the 2026 annual meeting date is within thirty days before or after May 20, 2026.

The rules of the SEC provide that, if QNB does not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then QNB will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting. The deadline for these proposals for the year 2026 annual meeting is February 20, 2026. If a shareholder gives notice of such a proposal after this deadline, QNB’s proxy holders will be allowed to use their discretionary authority to vote against the shareholder proposal when and if the proposal is raised at our 2026 Annual Meeting.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than those matters described in the proxy statement and the accompanying notice of annual meeting. However, if any other matters should properly come before the annual meeting, it is intended that the proxies hereby solicited will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies or the recommendation of the Board of Directors.

If there are not sufficient votes for approval of any of the matters to be acted upon at the annual meeting, the annual meeting may be adjourned to permit the further solicitation of proxies.

MISCELLANEOUS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the QNB’s Proxy Statement may have been sent to multiple shareholders in your household. QNB will promptly deliver a separate copy of the document to you if you request one by writing or calling as follows: Mary Beth Liddle at QNB Corp., P.O. Box 9005, Quakertown, PA 18951-9005, telephone (215) 538-5600. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

UPON REQUEST OF ANY SHAREHOLDER, A COPY OF QNB’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024, INCLUDING A LIST OF THE EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13a-1 UNDER THE EXCHANGE ACT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO QNB’S SECRETARY AT QNB CORP., P.O. BOX 9005, QUAKERTOWN, PA 18951-9005.

APPENDIX A

QNB CORP.

2025 Equity Incentive Plan

1.
PURPOSE OF THE PLAN; TYPES OF AWARDS
1.1.
Purpose. The QNB Corp. 2025 Equity Incentive Plan is intended to provide selected employees and non‑employee directors of QNB Corp. (the “Corporation”) and its Subsidiaries with an opportunity to acquire Common Stock or receive Awards that are measured by reference to the value of Common Stock. The Plan is designed to help the Corporation attract, retain and motivate employees and non‑employee directors to make substantial contributions to the success of the Corporation’s business and the businesses of its Subsidiaries. Awards will be granted under the Plan based on, among other things, the individual’s level of responsibility and performance.
1.2.
Authorized Plan Awards. Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, and Other Equity-Based Awards may be awarded within the limitations of the Plan herein described.
2.
DEFINITIONS
2.1.
“Agreement.” A written or electronic agreement between the Corporation and a Participant evidencing the grant of an Award. A Participant may be issued one or more Agreements from time to time, reflecting one or more Awards.
2.2.
“Award.” The grant of a Stock Option or an award of Restricted Stock, Restricted Stock Units, or an Other Equity-Based Award.
2.3.
“Board.” The Board of Directors of the Corporation.
2.4.
“Change in Control.” Except as otherwise provided in an Agreement, the first to occur of any of the following events:
2.4.1.
any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), except for any of the Corporation’s employee benefit plans, or any entity holding the Corporation’s voting securities for, or pursuant to, the terms of any such plan (or any trust forming a part thereof) (the “Benefit Plan(s)”), is or becomes the beneficial owner, directly or indirectly, of the Corporation’s securities representing 51% or more of the combined voting power of the Corporation’s then outstanding securities;
2.4.2.
completion, in one or a series of related transaction, of a sale, exchange, transfer, or other disposition of all or substantially all of the assets of the Corporation to another entity, except to an entity controlled directly or indirectly by the Corporation;
2.4.3.
consummation of a merger, consolidation, statutory share exchange, or similar form of transaction involving the Corporation that requires approval of the Corporation’s shareholders, unless:
2.4.3.1.
under the terms of the agreement approved by the Corporation’s shareholders providing for such transaction, the shareholders of the Corporation immediately before such transaction will own, directly or indirectly, immediately following such transaction, at least 51% of the combined voting power of the outstanding voting securities of the Corporation resulting from such transaction (the “Surviving Corporation”); and
2.4.3.2.
under the terms of the agreement approved by the Corporation’s shareholders providing for such transaction, the individuals who were members of the Board immediately prior to the execution of the agreement approved by the Corporation’s shareholders providing for such transaction will constitute at least 51% of the members of the board of directors of the Surviving Corporation after such transaction; and
2.4.3.3.
based on the terms of the agreement approved by the Corporation’s shareholders providing for such transaction, no Person (other than (A) the Corporation or any subsidiary of the Corporation, (B) any Benefit Plan, or (C) any Person who, immediately prior to such transaction had beneficial ownership of 51% or more of the then outstanding voting securities) will have beneficial ownership of 51% or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities;

2.4.4.
the date that is ten business days prior to a complete liquidation or dissolution of the Corporation; or
2.4.5.
during any period of twelve consecutive months, individuals, who at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Corporation’s shareholders, of each new director was approved by a vote of at least 66-2/3% of the directors then still in office who were directors at the beginning of the period.
2.5.
“Clawback Policy.” A clawback policy adopted from time to time by the Corporation as defined in Section 12.8.
2.6.
“Code.” The Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated under such section.
2.7.
“Code of Conduct.” The policies and procedures related to employment of Employees by the Corporation or a Subsidiary set forth in the Corporation or a Subsidiary’s employee handbook as well as any policies and procedures related to service as a non‑employee director of the Corporation or a Subsidiary. The Code of Conduct may be amended and updated at any time. The term “Code of Conduct” shall also include any other policy or procedure that may be adopted by the Corporation or a Subsidiary and communicated to Employees and non‑employee directors of the Corporation or a Subsidiary.
2.8.
“Committee.” The Compensation Committee of the Board, or another Committee of the Board composed of two or more members of the Board, all of whom are “non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act.
2.9.
“Common Stock.” The common stock of the Corporation ($0.625 par value) as described in the Corporation’s articles of incorporation, or such other stock as shall be substituted therefor.
2.10.
“Corporation.” QNB Corp., a Pennsylvania corporation.
2.11.
“Dividend Equivalents.” Cash or stock dividends paid by the Corporation with respect to the Common Stock as defined in Section 9.5.3.
2.12.
“Employee.” Any common law employee of the Corporation or a Subsidiary. An Employee does not include any individual who: (i) does not receive payment for services directly from the Corporation’s or a Subsidiary’s payroll; (ii) is employed by an employment agency that is not a Subsidiary; or (iii) who renders services pursuant to a written arrangement that expressly provides that the service provider is not eligible for participation in the Plan, regardless if such person is later determined by the Internal Revenue Service or a court of competent jurisdiction to be a common law employee.
2.13.
“Exchange Act.” The Securities Exchange Act of 1934, as amended.
2.14.
“Fair Market Value.”
2.14.1.
If the Common Stock is listed on an established securities market (within the meaning of Code Section 409A), the fair market value per share of the Common Stock shall be the closing sale price for such a share on the relevant day. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.
2.14.2.
In the event that the Common Stock is not traded on an established securities market (within the meaning of Code Section 409A), then the fair market value per share of Common Stock will be the price established by the Committee in good faith by application of a reasonable valuation method (within the meaning of Code Section 409A).
2.14.3.
Notwithstanding the foregoing, in the event of any change in law or interpretation of law, including but not limited to Code Section 409A and the regulations and guidance promulgated thereunder, the fair market value of the Common Stock on a particular day shall be determined in accordance with such law or interpretation of law.
2.15.
“Harmful Activity.” A Harmful Activity shall be deemed to have occurred if the Employee or the Non-Employee Director shall, while employed by or providing services to the Corporation or within six months after termination of such employment or service, do any one or more of the following:
2.15.1.
use, publish, sell, trade or otherwise disclose “non-public information” of the Corporation unless such activity was inadvertent, done in good faith, and did not cause significant harm to the Corporation;

2.15.2.
after notice from the Corporation, fail to return to the Corporation any document, data, or other item or items in the Employee’s or Non-Employee Director’s possession or to which the Employee or Non-Employee Director has access that may involve “non-public information” of the Corporation;
2.15.3.
upon the Employee’s or Non-Employee Director’s own behalf or upon behalf of any other person or entity that competes or plans to compete with the Corporation, solicit or entice for employment or hire any Employee of the Corporation;
2.15.4.
upon the Employee’s or Non-Employee Director’s own behalf or upon behalf of any other person or entity that competes or plans to compete with the Corporation, contact, call upon, solicit or do business with (other than a business which does not compete with any business conducted by the Corporation), any customer of the Corporation the Employee or Non-Employee Director contacted, called upon, solicited, interacted with, or became acquainted with, or learned of through access to information (whether or not the information is or was “non-public information”) while employed by or providing services to the Corporation unless such activity was inadvertent, done in good faith, and did not involve a customer who the Employee or Non-Employee Director should have reasonably known was a customer of the Corporation; or
2.15.5.
upon the Employee’s or Non-Employee Director’s own behalf or on behalf of any other person or entity that competes or plans to compete with the Corporation, engage in any business activity in competition with the Corporation in the same or closely related activity that the Employee or Non-Employee Director was engaged in for the Corporation during the one year period prior to termination of employment or termination of services.

For purpose of this Section 2.15, (i) “non-public information” means, but is not limited to, trade secrets, confidential processes, programs, software, formulas, methods, business information or plans, financial information, and listings of names (e.g., Employees, customers, and suppliers) that are developed, owned, utilized, or maintained by the Corporation, and that of its customers or suppliers, and that are not generally known by the public and (ii) references to “the Corporation” shall be deemed to include any Subsidiary of the Corporation.

2.16.
“Incentive Stock Option.” A Stock Option designated by the Committee as an incentive stock option within the meaning of Code Section 422.
2.17.
“Non-Employee Director.” A member of the Board, or of the board of directors of a Subsidiary, or any other body performing the function of a board of directors, or a member of an advisory board or council established by the Board, who is not an Employee.
2.18.
“Nonqualified Stock Option.” A Stock Option that by its terms does not qualify as an Incentive Stock Option.
2.19.
“Optionee.” A Participant who is awarded a Stock Option pursuant to the provisions of the Plan.
2.20.
“Other Equity-Based Award.” An Award that is not a Stock Option, Restricted Stock, or Restricted Stock Unit that is granted under Section 10.1 and is payable by delivery of Common Stock or which is measured by reference to the value of Common Stock.
2.21.
“Participant.” An Employee or Non-Employee Director to whom an Award has been made and which Award remains outstanding.
2.22.
“Performance Criteria.” Any objective determination based on one or more of the following areas of performance of the Corporation, a Subsidiary, or any division, department or group of either which includes, but is not limited to: (a) earnings, (b) cash flow, (c) revenue, (d) financial ratios, (e) market performance, (f) shareholder return, (g) operating profits (including earnings before interest, taxes, depreciation and amortization), (h) earnings per share, (i) return on assets, (j) return on equity, (k) return on investment, (l) stock price, (m) asset quality, (n) expense reduction, (o) systems conversion, (p) peer performance, (q) special projects as determined by the Committee, and (r) integration initiatives. Performance Criteria shall be established by the Committee prior to the issuance of a Performance Grant.
2.23.
“Performance Goal.” One or more goals established by the Committee, with respect to an Award intended to constitute a Performance Grant, that relate to one or more Performance Criteria. A Performance Goal shall relate to such period of time, not less than one year (unless coupled with a vesting schedule of at least one year), as may be specified by the Committee at the time of awarding a Performance Grant.
2.24.
“Performance Grant.” An Award, the vesting or receipt without restriction of which, is conditioned on the satisfaction of one or more Performance Goals.

2.25.
“Plan.” The QNB Corp. 2025 Equity Incentive Plan.
2.26.
“Restricted Awards.” An award of Restricted Stock or Restricted Stock Units.
2.27.
“Restricted Stock.” An award of Common Stock pursuant to the provisions of the Plan, which award is subject to such restrictions and other conditions, including, at the discretion of the Committee, achievement of one or more performance goals as may be specified by the Committee at the time of such award.
2.28.
“Restricted Stock Units.” An award of hypothetical Common Stock units pursuant to the provisions of the Plan, which award is subject to such restrictions and other conditions, including, at the discretion of the Committee, achievement of one or more performance goals if and to the extent specified by the Committee at the time of such award.
2.29.
“Retirement.” The termination of a Participant’s employment following the first day of the month coincident with or next following attainment of age 65. Retirement with respect to a Participant’s service as a Non‑Employee Director will also be determined in accordance with the provisions of the applicable Corporation’s or a Subsidiary’s bylaws or other operative documents.
2.30.
“Securities Act.” The Securities Act of 1933, as amended.
2.31.
“Stock Option” or “Option.” A grant of a right to purchase Common Stock and the form of an Incentive Stock Option or a Nonqualified Stock Option pursuant to the provisions of the Plan.
2.32.
“Subsidiary.” A subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of a relevant corporation.
2.33.
“Ten Percent Shareholder.” A person who owns (or is deemed to own pursuant to Code Section 424(b)) stock possessing more than 10% of all classes of stock of the Corporation or any of its affiliates.
2.34.
“Termination For Cause.” With respect to an individual, shall have the meaning ascribed to such term any employment, severance or other similar agreement between such individual and the Corporation or a Subsidiary, or if no such agreement exists, termination of the employment of an Employee or the termination of service of a Non‑Employee Director, as the case may be (each, for purposes of this Section 2.34, an “Individual”), after:
2.34.1.
any other government regulatory agency recommends or orders in writing that the Corporation or a Subsidiary terminate the employment or services of such Individual or relieve him or her of his or her duties;
2.34.2.
in the determination of the committee, the Individual engages in any Harmful Activity, or commits an act or engages in a course of conduct constituting fraud or willful malfeasance, dishonesty or gross negligence as to the Corporation or a Subsidiary or as to the Individual’s employment with or service to the Corporation or a Subsidiary;
2.34.3.
in the determination of the Committee with respect to an Employee, such Employee willfully fails to follow the lawful instructions of the Board or any officer of the Corporation or a Subsidiary after such Employee’s receipt of written notice of such instructions, other than a failure resulting from the Employee’s incapacity because of physical or mental illness;
2.34.4.
in the determination of the Committee, the willful or continued failure by such Individual to substantially and satisfactorily perform the Individual’s duties with the Corporation or a Subsidiary (other than any such failure resulting from the Individual’s being “disabled” (within the meaning of Code Section 22(e)(3)) or as a result of physical or mental illness), within a reasonable period of time after a demand for substantial performance or notice of lack of substantial or satisfactory performance is delivered to the Individual, which demand identifies the manner in which the Individual has not substantially or satisfactorily performed his or her duties; or
2.34.5.
in the determination of the Committee, the failure by such Individual to comply with the Corporation’s Code of Conduct.

For purposes of the Plan, no act, or failure to act, on an Individual’s part shall be deemed “willful” unless done, or omitted to be done, by such Individual not in good faith and without reasonable belief that such Individual’s action or omission was in the best interest of the Corporation or a Subsidiary.

2.35.
“Vested Units.” Vested Restricted Stock Units as defined in Section 9.5.4.

3.
ADMINISTRATION
3.1.
The Committee. The Plan shall be administered by the Committee. The Committee shall be composed of two or more members of the Board, all of whom are “non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee.
3.2.
Powers of the Committee.
3.2.1.
The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the disinterested members of the Board. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all Participants and any person claiming under or through a Participant, unless otherwise determined by a majority of the disinterested members of the Board or unless determined by a court having jurisdiction to be arbitrary and capricious.
3.2.2.
Subject to the terms, provisions and conditions of the Plan and applicable law, the Committee shall have exclusive jurisdiction to:
3.2.2.1.
determine and select the Employees and Non‑Employee Directors to be granted Awards (it being understood that more than one Award may be granted to the same person);
3.2.2.2.
determine the number of shares of Common Stock subject to each Award;
3.2.2.3.
determine the date or dates when the Awards will be granted;
3.2.2.4.
prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Agreement relating to such grant;
3.2.2.5.
amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under an Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;
3.2.2.6.
determine whether an Option constitutes an Incentive Stock Option or a Nonqualified Stock Option;
3.2.2.7.
determine the Performance Criteria, and establish Performance Goals with respect thereto, if any, to be applied to an Award;
3.2.2.8.
to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of employment or service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Corporation’s employment policies;
3.2.2.9.
to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and
3.2.2.10.
to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan.
3.2.3.
Subject to the provisions of this Article 3 and any applicable law, the Committee may, in its sole discretion, delegate any or all of its powers and duties under the Plan, including the power to make Awards under the Plan, to the Chief Executive Officer of the Corporation, subject to such limitations on such delegated powers and duties as the Committee may impose, if any; provided, however, that such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan made by the Committee. Notwithstanding the foregoing, the Chief Executive Officer may not make Awards to, or take any action with respect to any Award previously granted, to himself or a person who is an Employee or Non‑Employee Director subject to the provisions of Rule 16b‑3 of the Exchange Act.
3.3.
Liability. No member of the Board or the Committee, or any designee of the Committee, shall be liable for any action or determination made in good faith by the Board or the Committee, or such designee, with respect to this Plan or any Awards granted under this Plan. Members of the Board and members of the Committee shall be indemnified for their respective activities in connection with the Plan, including without limitation, all activities undertaken pursuant to or under the authority granted by this Article 3, to the maximum extent provided under Pennsylvania law and the Corporation’s articles of incorporation and bylaws.
3.4.
Performance Goals. The Committee shall establish, prior to grant, Performance Goals with respect to each Award intended to constitute a Performance Grant. Notwithstanding the foregoing, nothing in the Plan shall be construed as requiring that any Award be a Performance Grant.
4.
COMMON STOCK SUBJECT TO THE PLAN
4.1.
Common Stock Authorized. The initial total aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed 500,000 shares, all of which may be issued in the form of Incentive Stock Options. The limitation established by this Section shall be subject to adjustment as set forth in Article 11 below.
4.2.
Limitations on Annual Awards to Employees and Non‑Employee Directors.
4.2.1.
Awards to any Employee under this Plan during any calendar year shall not exceed in the aggregate Awards with respect to 10,000 shares of Common Stock. Such limitation shall be subject to adjustment in the manner described in Article 11.
4.2.2.
Awards to any Non-Employee Director under this Plan during any calendar year shall not exceed in the aggregate Awards with respect to 10,000 shares of Common Stock. In addition, Awards to all Non‑Employee Directors under this Plan during the term of the Plan shall not exceed in the aggregate Awards with respect to 50,000 shares of Common Stock. Such limitations shall be subject to adjustment in the manner described in Article 11.
4.3.
Shares Available. Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding any other provision of the Plan to the contrary, shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option or (b) shares delivered or withheld by the Corporation to satisfy any tax withholding obligations.
5.
ELIGIBILITY
5.1.
Participation. Awards shall be granted by the Committee only to persons who are Employees or Non‑Employee Directors.
5.2.
Incentive Stock Option Eligibility. Incentive Stock Options may only be granted to Employees of the Corporation or a Subsidiary. Notwithstanding any other provision of the Plan to the contrary, a Ten Percent Shareholder shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in Sections 6.1 and 7.1 are satisfied.
6.
STOCK OPTIONS IN GENERAL
6.1.
Exercise Price. The exercise price of an Option to purchase a share of Common Stock shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, except that the exercise price shall be not less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to a Ten Percent Shareholder. The exercise price of an Option to purchase a share of Common Stock shall be, in the case of a Nonqualified Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. The exercise price shall be subject to adjustment pursuant to the limited circumstances set forth in Article 11.
6.2.
Limitation on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date an Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Employee in any calendar year (under the Plan and all other plans maintained by the Corporation and any Subsidiary) shall not exceed $100,000. With respect to all or any portion of any Option granted under this Plan not qualifying as an Incentive Stock Option, such Option shall be considered a Nonqualified Stock Option granted under this Plan for all purposes. In addition, in the event that the Committee grants an Incentive Stock Option under this Plan to a Participant, and, in the event that the applicable limitation contained in this Section 6.2 is exceeded, then such Incentive Stock Option in excess of such limitation shall be treated as a Nonqualified Stock Option under this Plan subject to the terms and provisions of the applicable Agreement, except to the extent modified to reflect recharacterization of the Incentive Stock Option as a Nonqualified Stock Option.

6.3.
Transferability of Options.
6.3.1.
Except as provided in Section 6.3.2., an Option granted hereunder shall not be transferable other than by will or the laws of descent and distribution, and such Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee.
6.3.2.
An Optionee may, with the prior approval of the Committee, transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Optionee’s “immediate family” (including a trust, partnership or limited liability company for the benefit of one or more of such members), subject to such limits as the Committee may impose, and the transferee shall remain subject to all terms and conditions applicable to the Option prior to its transfer. The term “immediate family” shall mean an Optionee’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren.
7.
TERM, VESTING AND EXERCISE OF OPTIONS
7.1.
Term and Vesting.
7.1.1.
Each Option granted under the Plan shall terminate on the date determined by the Committee and specified in the Agreement; provided, however, that:
7.1.1.1.
each intended Incentive Stock Option granted to a Ten Percent Shareholder shall terminate not later than five years after the date of the grant;
7.1.1.2.
each intended Incentive Stock Option granted to other than a Ten Percent Shareholder shall terminate not later than ten years after the date of grant; and
7.1.1.3.
each intended Nonqualified Stock Option shall terminate not later than ten years and one month after the date of grant.
7.1.2.
Each Option granted under the Plan shall be fully exercisable (i.e., become 100% vested) only after the earlier of the date on which:
7.1.2.1.
the Optionee has completed one year of continuous employment or service as a Non‑Employee Director with the Corporation or a Subsidiary immediately following the date of the grant of the Option (or such later date as may be specified in an Agreement, including a date that may be tied to the satisfaction of one or more Performance Goals);
7.1.2.2.
unless otherwise provided in an Agreement, the Optionee’s Retirement, death, or being “disabled” (within the meaning of Code Section 22(e)(3)).
7.1.3.
An Option may be exercised only during the Optionee’s continuous employment or service as a Non‑Employee Director, except as provided in Article 8. Unless otherwise provided in an Award Agreement, each Option granted under the Plan shall vest twenty percent (20%) each consecutive year commencing on the first anniversary date of the Award.
7.2.
Exercise.
7.2.1.
A person electing to exercise an Option shall give notice to the Corporation of such election and of the number of shares the Optionee has elected to purchase and shall at the time of exercise tender the full exercise price of the shares the Optionee has elected to purchase. The exercise notice shall be delivered to the Corporation in person, by certified mail, or by such other method (including electronic transmission) and in such form as determined by the Committee. The exercise price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise an Option by tendering to the Corporation (i) shares of Common Stock owned by the Optionee and having a Fair Market Value equal to the cash exercise price applicable to the Option or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve or (ii) any other form of legal consideration that may be acceptable to the Committee; further provided, however, that no such manner of exercise shall be permitted if such exercise would violate Section 402 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least six months (or such longer time as may be required by applicable securities law or accounting principles to avoid adverse consequences to the Corporation or an Optionee).

7.2.2.
A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.
7.2.3.
At the request of the Participant and to the extent permitted by applicable law, the Committee may, in its sole discretion, selectively approve arrangements whereby the Participant irrevocably authorizes a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon the exercise of an Option and to remit to the Corporation a sufficient portion of the sales proceeds to pay the entire exercise price and any tax withholding required as a result of such exercise.
8.
EXERCISE OF VESTED OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT OR SERVICE
8.1.
Retirement; Other Termination by Corporation or Subsidiary; Change in Control. In the event of an Optionee’s termination of employment or service as a Non‑Employee Director (i) due to Retirement, (ii) by the Corporation or a Subsidiary other than a Termination for Cause, or (iii) due to a Change in Control, such Optionee’s right to exercise such Option, to the extent vested, shall lapse:
8.1.1.
in the case of an Incentive Stock Option, at the earlier of the expiration of the term of such option or three months from the date of such termination of employment; and
8.1.2.
in the case of a Nonqualified Stock Option, unless otherwise provided in an Agreement, three months from the date of such termination of employment or, in the discretion of the Committee, up to the remaining term of such Option.
8.2.
Death or Disability. In the event of an Optionee’s termination of employment or service as a Non‑Employee Director due to death or being “disabled” (within the meaning of Code Section 22(e)(3)), such Optionee’s right to exercise such Option, to the extent vested, shall lapse:
8.2.1.
in the case of an Incentive Stock Option, at the earlier of the expiration of the term of such Option or one year from the date of such termination of employment; and
8.2.2.
in the case of a Nonqualified Stock Option, unless otherwise provided in an Agreement, three months from the date of such termination of employment or, in the discretion of the Committee, up to the remaining term of such Option.
8.3.
Termination For Cause; Other Termination by Optionee. In the event of an Optionee’s Termination For Cause, or in the event of the Optionee’s termination of employment or service as a Non‑Employee Director at the election of an Optionee, such Optionee’s right to exercise such Option shall lapse:
8.3.1.
in the case of an Incentive Stock Option, upon such termination of employment or service or, in the discretion of the Committee, up to three months from the date of such termination of employment or service; and
8.3.2.
in the case of a Nonqualified Stock Option, unless otherwise provided in an Agreement, upon such termination of employment or service or, in the discretion of the Committee, up to the remaining term of such Option.
8.4.
Special Termination Provisions.
8.4.1.
In the event that an Optionee’s employment or service as a Non‑Employee Director is terminated by the Corporation or a Subsidiary and the Committee deems it equitable to do so, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive any continuous service requirement for vesting specified in an Agreement and permit exercise of an Option held by such Optionee prior to the satisfaction of such continuous service requirement. Any such waiver may be made with retroactive effect, provided it is made within 60 days following the Optionee’s termination of employment or service as a Non‑Employee Director.
8.4.2.
In the event the Committee waives the continuous service requirement with respect to an Option as set forth in Section 8.4.1., such Option shall lapse:
8.4.2.1.
in the case of an Incentive Stock Option, at the earlier of the expiration of the term of such Option or three months from the date of termination of employment; and
8.4.2.2.
in the case of a Nonqualified Stock Option, unless otherwise provided in an Agreement, three months from the date of such termination of employment or, in the discretion of the Committee, up to the remaining term of such Option.

9.
RESTRICTED AWARDS
9.1.
In General. Each Restricted Award shall be subject to such terms and conditions as may be specified in the Agreement issued to a Participant to evidence the grant of such Award. A Restricted Award shall be subject to a vesting schedule and may be subject to one or more Performance Goals. Unless otherwise provided in an Award Agreement, each Restricted Award granted under the Plan shall vest twenty percent (20%) each consecutive year commencing on the first anniversary date of the Award.
9.2.
Minimum Vesting Period for Restricted Awards. Each Restricted Award granted to a Participant shall fully vest only after the earlier of the date on which (i) the Participant has completed one year of continuous employment or service as a Non-Employee Director with the Corporation or a Subsidiary immediately following the date of the Restricted Award (or such later date as may be specified in an Agreement, including a date that may be tied to the satisfaction of one or more Performance Goals); or (ii) unless otherwise provided in an Agreement, the Participant’s Retirement, death, or being “disabled” (within the meaning of Code Section 22(e)(3)).
9.3.
Waiver of Vesting Period for Certain Restricted Awards. In the event that a Participant’s employment as an Employee or service as a Non-Employee Director is terminated and the Committee deems it equitable to do so, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive any minimum vesting period with respect to a Restricted Award held by such Participant. Any such waiver may be made with retroactive effect, provided it is made within sixty 60 days following such Participant’s termination of employment.
9.4.
Restricted Stock Awards.
9.4.1.
The terms and conditions of an Award of Restricted Stock shall be reflected in an Award Agreement. One or more share certificates shall be issued upon the grant of a Restricted Stock Award; but until such time as the Restricted Stock shall vest or otherwise become distributable by reason of satisfaction of a continuous service requirement and one or more Performance Goals to the extent applicable, the Corporation shall retain such share certificates. At the time of the grant of a Restricted Stock Award, the Participant to whom the grant is made shall deliver such stock powers, endorsed in blank, as may be requested by the Corporation.
9.4.2.
Subject to any restrictions set forth in an Agreement, the Participant generally shall have the rights and privileges of a shareholder with respect shares related to a Restricted Stock Award, including the right to vote such Restricted Stock and the right to receive cash dividends and stock dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Corporation for the Participant’s account until released pursuant to subsection 9.4.3.
9.4.3.
Within 30 days following the date on which a Participant becomes entitled under an Agreement to receive shares of previously Restricted Stock, the Corporation shall deliver to the Participant a certificate or certificates evidencing the ownership of such shares, together with an amount of cash (without interest) equal to the dividends that have been paid on such shares with respect to record dates occurring on and after the date of the related Award.
9.4.4.
In the event of forfeiture of a Restricted Stock Award, by reason of the termination of employment or service as a Non-Employee Director prior to vesting, the failure to achieve a Performance Goal, or otherwise, the Corporation shall take such steps as may be necessary to cancel the shares subject to the Award and return such shares to authorized but unissued shares.
9.4.5.
The right of a Participant to receive shares of Restricted Stock may not be assigned, transferred, sold, pledged, hypothecated, or otherwise encumbered or disposed of until such time as certificates for such shares are released to the Participant.
9.5.
Restricted Stock Unit Awards.
9.5.1.
The terms and conditions of an Award of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Corporation will not be required to set aside a fund for the payment of any such Award.
9.5.2.
A Participant shall have no voting rights with respect to any Restricted Stock Units.
9.5.3.
At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Corporation with respect to one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Corporation for the Participant’s account, and interest may be credited on the amount of cash Dividend

Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.
9.5.4.
Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Corporation shall deliver to the Participant, or the Participant’s beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the vesting period lapsed with respect to each Vested Unit.
10.
OTHER EQUITY-BASED AWARDS
10.1.
Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Other Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement.
11.
ADJUSTMENT PROVISIONS
11.1.
Share Adjustments.
11.1.1.
In the event that the shares of Common Stock of the Corporation, as constituted on the effective date of the Plan, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split or reverse stock split, then (i) the shares of Common Stock authorized hereunder to be made the subject of Awards, (ii) the shares of Common Stock then subject to outstanding Awards and the exercise price thereof (where relevant), (iii) the maximum number of Awards that may be granted within a 12-month period and (iv) the nature and terms of the shares of stock or securities subject to Awards hereunder shall be increased, decreased or otherwise changed to such extent and in such manner as may be necessary or appropriate to reflect any of the foregoing events.
11.1.2.
If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.
11.1.3.
The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.
11.2.
Corporate Changes. A liquidation or dissolution of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation or a sale of all or substantially all of the Corporation’s assets, shall cause each outstanding Award to terminate, except to the extent that another corporation may and does, in the transaction, assume and continue the Award or substitute its own awards.
11.3.
Changes in Control. In the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Corporation in connection with the Change in Control. In the case of any Option or Other Equity-Based Award with an exercise price that equals or exceeds the price per share of Common Stock received or to be received by other shareholders of the Corporation in connection with the Change in Control, the Committee may cancel the Option or Other Equity-Based Award without the payment of consideration therefor.
11.4.
Binding Determination. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by a majority of the disinterested members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Award which shall have been so adjusted.
12.
GENERAL PROVISIONS
12.1.
Effective Date. The Plan shall become effective upon the approval of the Plan by the shareholders of the Corporation within 12 months of adoption by the Board.
12.2.
Termination of the Plan. Unless previously terminated by the Board, the Plan shall terminate on, and no Award shall be granted after, the day immediately preceding the tenth (10th) anniversary of the Plan’s approval by the Corporation’s shareholders.
12.3.
Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, including without limitation as a result of a Change in Control, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
12.4.
Limitation on Termination, Amendment or Modification.
12.4.1.
The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of the Corporation, no amendment or modification shall be made solely by the Board which:
12.4.1.1.
increases the maximum number of shares of Common Stock as to which Awards may be granted under the Plan (except as provided in Section 11.1);
12.4.1.2.
changes the class of eligible Participants; or
12.4.1.3.
otherwise requires the approval of shareholders under applicable state law or under applicable federal law to avoid potential liability or adverse consequences to the Corporation or a Participant.
12.4.2.
No amendment, modification, suspension or termination of the Plan shall in any manner negatively affect any Award theretofore granted under the Plan without the consent of the Participant or any person validly claiming under or through the Participant.
12.5.
No Right to Grant of Award or Continued Employment or Service. Nothing contained in this Plan or otherwise shall be construed to (a) require the grant of an Award to a person who qualifies as an Employee or Non‑Employee Director or (b) confer upon a Participant any right to continue in the employ or service of the Corporation or any Subsidiary or limit in any respect the right, if any, of the Corporation or of any Subsidiary or the Board, as the case may be, to terminate the Participant’s employment.
12.6.
Code Section 409A. This Plan is intended to be exempt from the provisions of Code Section 409A by reason of not being deemed a “nonqualified deferred compensation plan” within the meaning of Code Section 409A(d)(1). Each of the provisions of this Plan document, however, are qualified by reference to provisions of Code Section 409A, and the guidance promulgated thereunder, to the extent such section applies to this Plan. Notwithstanding anything herein to the contrary, if Code Section 409A is applicable the exercise of any discretionary authority and the implementation or carrying out of each other provision of the Plan shall be conditioned upon the conditions and limitations of Code Section 409A and compliance with its specific terms, as the same may have been interpreted by regulatory, case law, or other governing authority.
12.7.
Withholding Obligations. At the discretion of the Committee, a Participant may satisfy any federal, state, or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Corporation's right to withhold from any compensation paid to the Participant) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Corporation to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required by law to be withheld; or (c) delivering to the Corporation previously owned and unencumbered shares of Common Stock.

12.8.
Clawback. Notwithstanding any other provisions of this Plan, the Corporation may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Corporation policies that may be adopted or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Corporation previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as may be adopted or modified from time to time by the Corporation in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
12.9.
Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a Termination for Cause of the employment of an Employee or the termination of service of a Non‑Employee Director, or other conduct by the Participant, including engaging in a Harmful Activity, that is detrimental to the business or reputation of the Corporation or its Affiliates.
12.10.
Unfunded Plan. The Plan shall be unfunded. Neither the Corporation, the Board, nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
12.11.
No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.
12.12.
Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
12.13.
Section 16 of Exchange Act. It is the intent of the Corporation that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b‑3 promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b‑3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 12.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
12.14.
Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or who actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
12.15.
Listing and Registration of Shares.
12.15.1.
No Option granted pursuant to the Plan shall be exercisable in whole or in part, and no share certificate shall be delivered, if at any relevant time a majority of the disinterested members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to an Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such Award, until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the disinterested members of the Board.
12.15.2.
If a registration statement under the Securities Act with respect to the shares issuable under the Plan is not in effect at any relevant time, as a condition of the issuance of the shares, a Participant (or any person claiming through a Participant) shall give the Committee a written or electronic statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issued under the Plan such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law.

12.16.
Disinterested Director. For purposes of this Plan, a director shall be deemed “disinterested” if such person could qualify as a member of the Committee under Section 3.1.
12.17.
Gender; Number. Words of one gender, wherever used herein, shall be construed to include each other gender, as the context requires. Words used herein in the singular form shall include the plural form, as the context requires, and vice versa.
12.18.
Applicable Law. Except to the extent preempted by federal law, this Plan document, and the Agreements issued pursuant hereto, shall be construed, administered, and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania without regard to conflicts of law principles.
12.19.
Headings. The headings of the several articles and sections of this Plan document have been inserted for convenience of reference only and shall not be used in the construction of the same.

QNB CORP. VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 6:00 A.M., Eastern Time, on May 20, 2025.

Online
Go to www.investorvote.com/QNBC or scan the QR code — login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Sign up for electronic delivery at www.investorvote.com/QNBC

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote "FOR" all the nominees listed, "FOR" Proposal 2, for "3 YEARS" on Proposal 3, and "FOR" Proposals 4 and 5.

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Nominee	For	Withhold
01 - Autumn R. Bayles	☐	☐
02 - David W. Freeman	☐	☐
03 - Ranajoy Ray-Chaudhuri	☐	☐

	For	Against	Abstain
2. An advisory vote to approve the compensation of the named executive officers of QNB.	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
3. An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

6. In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

043Y5D

2025 Annual Meeting of QNB Corp. Shareholders
Tuesday, May 20, 2025, 11:00 A.M. local time
The Indian Valley Country Club
650 Bergey Road, Telford, PA 18969

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/QNBC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

QNB Corp.

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Notice of 2025 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 20, 2025

Teresa Milazzo and Scott Orzehoski, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of QNB Corp. to be held on May 20, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees of the Board of Directors, FOR Proposal 2 (advisory vote to approve the compensation of the named executive officers of QNB), for 3 YEARS on Proposal 3 (advisory vote on the frequency of future advisory votes on the compensation of our named executive officers), FOR Proposal 4 (ratify the appointment of Baker Tilly US, LLP as QNB's independent registered public accounting firm for 2025) and FOR Proposal 5 (approve the QNB Corp. 2025 Equity Incentive Plan).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

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